[photo--high tension wires]

                                                Annual Report September 30, 2001
Oppenheimer
Champion Income Fund

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Champion Income Fund seeks a high level of current income by investing in a diversified portfolio of high yield, lower rated fixed income securities that the Fund's investment Manager, OppenheimerFunds, Inc., believes do not involve undue risk. The Fund's secondary objective is to seek capital growth when consistent with its primary objective.


    CONTENTS

 1  Letter to
    Shareholders

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  Financial
    Statements

48  Independent
    Auditors' Report

49  Federal
    Income Tax
    Information

50  Officers and
    Trustees


Average Annual Total Returns*

          For the 1-Year Period
          Ended 9/30/01

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -9.19%       -13.51%
---------------------------------
Class B   -9.81        -13.90
---------------------------------
Class C   -9.82        -10.63


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

[photo]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.


Dear Shareholder,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.
   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the ninth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.
   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.
   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.
   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.

1 | OPPENHEIMER CHAMPION INCOME FUND

LETTER TO SHAREHOLDERS

   To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.
   At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/John V. Murphy
John V. Murphy
October 19, 2001


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

2 | OPPENHEIMER CHAMPION INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[photo]
Portfolio Management
Team (l to r)
David Negri
Thomas Reedy


Q How would you characterize Oppenheimer Champion Income Fund's performance over the 12-month period that ended September 30, 2001?
A. The Fund delivered average performance compared to most of its peers during an exceptionally volatile and challenging period for high yield bonds. While we would have preferred to achieve stronger relative performance, we are pleased that we avoided many of the high yield market's most serious pitfalls.

What made this such a challenging period for the high yield market?
During the past 12 months, the U.S. economic slowdown proved more persistent than expected. Business conditions steadily deteriorated for growth-oriented industries despite the Federal Reserve Board's series of interest rate cuts, designed to spur growth, throughout 2001.
   Telecommunications, the largest sector in the high yield market, was particularly hard hit. That's because huge investments in communications infrastructure at the height of the dot-com frenzy in 1999 had created excess capacity. When business abruptly slowed in late 2000 and many Internet-based businesses began to fail, demand for communications services declined precipitously. The imbalance between supply and demand brought pricing pressures to bear on a wide range of telecommunications-related companies throughout the period. In addition, stock prices fell and banks tightened their lending practices, making it difficult for these companies, many of which were highly leveraged, to raise the capital they needed to service their debts and fund their operations.

3 | OPPENHEIMER CHAMPION INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

   The various areas within the telecommunications high yield bond market suffered different rates of decline in response to these conditions. The wireline group, which includes companies involved in voice and data transmission through wired connections, fell roughly 25% during the period, including a 16% drop in July alone. Most other groups, including wireless and cable companies, lost less ground, due partly to better financial fundamentals and partly to more favorable growth prospects.
   On the other hand, traditionally defensive sectors of the high yield market enjoyed substantial gains during the period. As telecommunications companies faced mounting difficulties, investors turned to relatively high credit quality bonds issued by companies with steady income in industries such as healthcare, gaming, broadcasting and energy. Investors also favored high yield bonds in cyclical industries, such as paper and home building, that appeared well poised to benefit if economic conditions improved.

How did you manage the Fund in light of these conditions?
We took advantage of declines in the high yield market during October and November 2000 to increase our exposure to attractively priced high yield securities in the telecommunications sector. Although we expected default rates to increase substantially as the economy slowed, we believed that high yield bond prices had declined more drastically than conditions warranted. We also remained confident in our ability to manage the Fund's credit risks through disciplined analysis of individual issues and broad portfolio diversification.

[callout]
While we would have preferred to achieve stronger relative performance, we are pleased that we avoided many of the high yield market's most serious pitfalls.


4 | OPPENHEIMER CHAMPION INCOME FUND

   Although our telecommunications holdings failed to deliver the returns we had hoped for, our disciplined investment approach helped the Fund avoid the sector's major defaults, thereby helping to preserve investors' capital. Within telecommunications, we de-emphasized wireline companies, focusing a greater percentage of the Fund's assets on wireless infrastructure and European cable companies, both of which held up better than wireline issues. In early 2001, as the magnitude of the difficulties facing telecommunications companies became clear, we shifted some of the Fund's assets out of this troubled sector and into more defensive, higher quality securities.

What is your outlook over the coming months?
The economic environment remains uncertain, especially in light of the tragic events of September 11, 2001. Corporate earnings throughout 2001 have been weak. At the same time, underlying U.S. economic fundamentals--and the fundamentals of the companies in which we invest--remain strong. Prices of many attractive high yield bonds appear exceptionally low, while interest rates and other indicators are signaling the potential for a return to faster economic growth in the near future.
   In our opinion, these conditions favor securities in the middle of the credit risk range, which is the area in which we usually find the best balance of risks and rewards. We have increased our defensive holdings in sectors such as healthcare and gaming, to better weather the current economic storm.


Average Annual
Total Returns

For the Periods Ended 9/30/01(1)

Class A
1-Year  5-Year 10-Year
------------------------
-13.51% 1.68%  7.13%

Class B        Since
1-Year  5-Year Inception
------------------------
-13.90% 1.64%  3.45%

Class C        Since
1-Year  5-Year Inception
------------------------
-10.63% 1.89%  4.04%

Class N        Since
1-Year  5-Year Inception
------------------------
N/A     N/A    -12.13%

------------------------

Standardized Yields(2)

For the 30 Days Ended 9/30/01
------------------------
Class A           11.32%
------------------------
Class B           11.08
------------------------
Class C           11.08
------------------------
Class N           11.95


1. See Notes on page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended September 30, 2001. Falling share prices will tend to artificially raise yields.


5 | OPPENHEIMER CHAMPION INCOME FUND

Accordingly, we have positioned the Fund to benefit from a gradual recovery, which we believe will begin sometime in 2002, by maintaining investments in areas of telecommunications, such as wireless infrastructure and European cable, that we believe are likely to be among the earliest to bounce back. Our disciplined approach to balancing the risks and rewards of high yield bond investing is what makes Oppenheimer Champion Income Fund part of The Right Way to Invest.


Credit Allocation(3)

[pie chart]
A                2.0%
BBB              2.4
BB              20.8
B               52.9
CCC              8.6
CC               1.1
C                0.9
Other
Securities      11.3


Top Five Holdings by Issuer(4)
-----------------------------------------------------------
Repurchase agreement                                   9.7%
-----------------------------------------------------------
Charter Communications Holdings LLC                    2.7
-----------------------------------------------------------
Allied Waste North America, Inc.                       1.8
-----------------------------------------------------------
VoiceStream Wireless Corp.                             1.8
-----------------------------------------------------------
Adelphia Communications Corp.                          1.6


3. Portfolio data is subject to change. Percentages are as of September 30, 2001, and are dollar weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 2.58% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
4. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on total market value of investments.

6 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the one-year period that ended September 30, 2001, Oppenheimer Champion Income Fund roughly matched the performance of its benchmark and most of its peers. We attribute the Fund's average performance to the uneven behavior of the high yield bond market, which saw steep declines in telecommunications issues and strong gains in traditionally defensive sectors. Although the Fund held a relatively high percentage of telecommunications issues during the first half of the period, our disciplined analysis of individual credit risks helped us limit losses in this area. During the second half of the period, we reduced our telecommunications holdings in line with our benchmark index, while increasing our holdings in traditionally defensive sectors. The Fund's portfolio allocations, management and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2001. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the class on October 2, 1995. In the case of Class C shares, performance is measured from inception of the class on December 1, 1993. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included in graphic form. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of Lehman Brothers Corporate Bond Index and the Merrill Lynch High Yield Master Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed rate corporate bond market. The Merrill Lynch High Yield Master Index is an index of below-investment-grade (ratings are generally comparable to below-BBB of S&P) U.S. corporate issuers. It is widely recognized as a measure of the U.S. corporate high yield bond market.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


7 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer Champion    Lehman Brothers         Merrill Lynch
                Income Fund (Class A)   Corporate Bond Index    High Yield Master Index
 9/30/91         9525                   10000                   10000
                10199                   10527                   10537
                10897                   10450                   11332
                11225                   10905                   11741
                11636                   11456                   12276
                11777                   11442                   12451
                12678                   12019                   13224
                13283                   12420                   13752
 9/30/93        13451                   12852                   14101
                14194                   12833                   14590
                14002                   12381                   14320
                14069                   12187                   14154
                14197                   12275                   14347
                14146                   12328                   14420
                14597                   13058                   15290
                15252                   14030                   16260
 9/30/95        15622                   14361                   16735
                16242                   15071                   17291
                16706                   14681                   17543
                17008                   14747                   17784
                17696                   15043                   18478
                18409                   15566                   19204
                18409                   15409                   19406
                19300                   16044                   20327
 9/30/97        20150                   16672                   21122
                20564                   17159                   21667
                21480                   17421                   22271
                21427                   17870                   22644
                20067                   18518                   21834
                20685                   18630                   22461
                21580                   18497                   22704
                21743                   18208                   22856
 9/30/99        21535                   18259                   22571
                22059                   18265                   22814
                21859                   18526                   22403
                22203                   18755                   22543
                22299                   19330                   22849
                21192                   19980                   21949
                22062                   20834                   23313
                21481                   21056                   23017
 9/30/01        19905                   21863                   22088

Average Annual Total Returns of Class A Shares of the Fund at 9/30/01(1)
1-Year -13.51%  5-Year 1.68%    10-Year 7.13%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer Champion    Lehman Brothers         Merrill Lynch
                Income Fund (Class B)   Corporate Bond Index    High Yield Master Index
10/02/95        10000                   10000                   10000
                10563                   10494                   10332
                10772                   10223                   10483
                10947                   10269                   10627
 9/30/96        11368                   10475                   11041
                11803                   10839                   11476
                11781                   10730                   11596
                12328                   11172                   12146
 9/30/97        12848                   11609                   12622
                13081                   11948                   12947
                13643                   12130                   13308
                13586                   12443                   13531
 9/30/98        12697                   12894                   13047
                13064                   12972                   13422
                13604                   12880                   13567
                13681                   12679                   13658
 9/30/99        13528                   12714                   13487
                13817                   12719                   13633
                13676                   12900                   13387
                13853                   13059                   13471
 9/30/00        13885                   13460                   13653
                13180                   13913                   13116
                13686                   14507                   13931
                13313                   14662                   13754
 9/30/01        12255                   15224                   13198

Average Annual Total Returns of Class B Shares of the Fund at 9/30/01(1)
1-Year -13.90%  5-Year 1.64%    Since Inception 3.45%


1. See Notes on page 10 for further details.

8 | OPPENHEIMER CHAMPION INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer Champion    Lehman Brothers         Merrill Lynch
                Income Fund (Class C)   Corporate Bond Index    High Yield Master Index
12/1/93         10000                   10000                   10000
                10210                   10058                   10100
                10144                    9704                    9913
                10178                    9552                    9798
 9/30/94        10249                    9622                    9932
                10185                    9663                    9982
                10489                   10235                   10585
                10938                   10997                   11256
 9/30/95        11184                   11256                   11585
                11606                   11813                   11970
                11906                   11507                   12144
                12108                   11559                   12311
 9/30/96        12575                   11791                   12791
                13057                   12200                   13294
                13034                   12078                   13434
                13639                   12575                   14071
 9/30/97        14213                   13068                   14622
                14478                   13449                   14999
                15091                   13654                   15417
                15030                   14007                   15676
 9/30/98        14046                   14514                   15115
                14451                   14602                   15549
                15049                   14498                   15717
                15134                   14271                   15822
 9/30/99        14963                   14312                   15625
                15284                   14317                   15793
                15127                   14521                   15509
                15324                   14700                   15606
 9/30/00        15353                   15151                   15817
                14574                   15661                   15195
                15149                   16330                   16139
                14721                   16504                   15934
 9/30/01        13631                   17136                   15290

Average Annual Total Returns of Class C Shares of the Fund at 9/30/01(1)
1-Year -10.63%  5-Year 1.89%    Since Inception 4.04%


The performance information for both indices in the graphs begins on 9/30/91 for Class A, on 9/30/95 for Class B and on 11/30/93 for Class C.

Past performance cannot guarantee future results. Graphs are not drawn to the same scale.

9 | OPPENHEIMER CHAMPION INCOME FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual invest-ment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 11/16/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares were first publicly offered on 3/1/01. For this reason, performance information on Class N shares is not shown in graphic form, and the cumulative total return information shown on page 5 is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER CHAMPION INCOME FUND

Financials





11 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  September 30, 2001

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
==================================================================================================
 Asset-Backed Securities--0.2%
 Goldman Sachs Asset Management, Sub. Collateralized
 Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11                      $2,000,000   $ 1,251,875
--------------------------------------------------------------------------------------------------
 LBFTC I, Home Equity Collateralized Mtg. Obligations,
 Series 2000-1A, Cl. D, 10%, 2/25/30(1)                                      232,410       229,142
--------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations,
 Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                                    806,603       742,075
--------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Inc.,
 Commercial Mtg. Pass-Through Certificates,
 Series 1998-1A, Cl. CE, 5%, 11/25/27                                            284           284
                                                                                       -----------
 Total Asset-Backed Securities (Cost $3,030,606)                                         2,223,376

==================================================================================================
 Corporate Loans--0.1%
 Telergy, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche A, 11.111%, 12/22/01(2,3) (Cost $3,866,575)                       3,945,448     1,972,724

==================================================================================================
 Mortgage-Backed Obligations--1.3%
 AMRESCO Commercial Mortgage Funding I Corp.,
 Multiclass Mtg. Pass-Through Certificates,
 Series 1997-C1, Cl. H, 7%, 6/17/29(2)                                       360,000       299,531
--------------------------------------------------------------------------------------------------
 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1997-D4, Cl. B3, 7.525%, 4/14/29(4)                                1,500,000     1,118,320
 Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                    3,800,000     1,967,688
--------------------------------------------------------------------------------------------------
 CBA Mortgage Corp., Commercial Mtg. Pass-Through Certificates,
 Series 1993-C1, Cl. E, 6.72%, 12/25/03(1,4)                                 622,000       618,501
--------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
 Certificates, Series 1997-CHL1, Cl. E, 8.177%, 2/25/11(2,4)               4,000,000     3,250,988
--------------------------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust,
 Commercial Mtg. Pass-Through Certificates,
 Series 1997-C2, Cl. F, 7.50%, 9/18/15                                     3,400,000     2,816,688
--------------------------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through
 Certificates, Series 1997-C2, Cl. F, 6.75%, 4/16/29                       2,000,000     1,211,250
--------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
 Certificates:
 Series 1997-RR, Cl. D, 7.771%, 4/30/39(1)                                 2,000,107     1,782,491
 Series 1997-RR, Cl. F, 7.771%, 4/30/39(1)                                 5,000,269     3,096,838
 Series 1997-XL1, Cl. G, 7.695%, 10/3/30(1)                                1,200,000     1,123,472
--------------------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(1)                    600,000       546,188
--------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg. Pass-Through
 Certificates:
 Series 1994-C2, Cl. E, 8%, 4/25/25                                          213,342       212,116
 Series 1995-C1, Cl. F, 6.90%, 2/25/27                                       107,180       105,101
                                                                                       -----------
 Total Mortgage-Backed Obligations (Cost $21,456,898)                                   18,149,172

12 | OPPENHEIMER CHAMPION INCOME FUND

                                                                            Principal  Market Value
                                                                               Amount    See Note 1
===================================================================================================
 Loan Participations--0.7%
 Bank Rakyat Loan Participation Nts., Series 4 yr., 7.031%, 8/28/02(2,4)  $   500,000  $    478,750
---------------------------------------------------------------------------------------------------
 Shoshone Partners Loan Trust Sr. Nts., 3.696%, 4/28/02
 (representing a basket of reference loans and a total return
 swap between Chase Manhattan Bank and the Trust)(2,4)                     16,600,000     8,957,293
                                                                                       ------------
 Total Loan Participations (Cost $17,067,031)                                            9,436,043

===================================================================================================
 Corporate Bonds and Notes--82.0%
---------------------------------------------------------------------------------------------------
 Aerospace/Defense--1.0%
 Alliant Techsystems, Inc., 8.50% Sr. Sub. Nts., 5/15/11(1)                 2,400,000     2,472,000
---------------------------------------------------------------------------------------------------
 BE Aerospace, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 5/1/11                                        5,200,000     3,432,000
 9.50% Sr. Unsec. Sub. Nts., 11/1/08                                        1,000,000       705,000
---------------------------------------------------------------------------------------------------
 Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts.,
 Series B, 9/30/08                                                          3,450,000     3,156,750
---------------------------------------------------------------------------------------------------
 Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                      5,750,000     2,846,250
---------------------------------------------------------------------------------------------------
 SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07     1,000,000       785,000
                                                                                       ------------
                                                                                         13,397,000

---------------------------------------------------------------------------------------------------
 Chemicals--3.6%
 Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                              4,000,000     3,780,000
---------------------------------------------------------------------------------------------------
 ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                 2,000,000       912,500
---------------------------------------------------------------------------------------------------
 Equistar Chemicals LP/Equistar Funding Corp., 10.125% Sr. Nts., 9/1/08(1)  4,000,000     3,710,000
---------------------------------------------------------------------------------------------------
 Georgia Gulf Corp., 10.375% Sr. Unsec. Sub. Nts., 11/1/07                  1,250,000     1,237,500
---------------------------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc:
 10.125% Sr. Unsec. Sub. Nts., 7/1/09                                       1,700,000     1,470,500
 10.125% Sr. Unsec. Sub. Nts., 7/1/09 [EUR]                                 4,000,000     2,932,454
 Zero Coupon Sr. Unsec. Disc. Nts., 13.09%, 12/31/09(5)                    10,000,000     2,150,000
---------------------------------------------------------------------------------------------------
 ISP Chemco, Inc., 10.25% Sr. Sub. Nts., 7/1/11(1)                          6,700,000     6,465,500
---------------------------------------------------------------------------------------------------
 Lyondell Chemical Co.:
 9.625% Sr. Sec. Nts., Series A, 5/1/07                                     2,600,000     2,398,500
 9.875% Sec. Nts., Series B, 5/1/07                                         2,500,000     2,306,250
 10.875% Sr. Sub. Nts., 5/1/09                                              1,000,000       822,500
---------------------------------------------------------------------------------------------------
 MacDermid, Inc., 9.125% Sr. Unsec. Sub. Nts., 7/15/11                      1,500,000     1,380,000
---------------------------------------------------------------------------------------------------
 Messer Griesheim Holding AG, 10.375% Sr. Nts., 6/1/11(2) [EUR]             2,350,000     2,001,036
---------------------------------------------------------------------------------------------------
 NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                        6,369,000     6,432,690
---------------------------------------------------------------------------------------------------
 Noveon, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 2/28/11                  3,800,000     3,743,000
---------------------------------------------------------------------------------------------------
 PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07(3)                      50,000        17,750
---------------------------------------------------------------------------------------------------
 Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07(3,6)           4,000,000       980,000
---------------------------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07             4,000,000     1,540,000
---------------------------------------------------------------------------------------------------
 Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09                        1,500,000     1,027,500
---------------------------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06(3)                                    4,500,000       697,500
 12.375% Sr. Sec. Nts., Series B, 7/15/06(3)                                4,500,000     3,555,000
                                                                                       ------------
                                                                                         49,560,180

13 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS   Continued

                                                                            Principal  Market Value
                                                                               Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Consumer Non-Durables--1.6%
 AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs., 7/1/09(7)                 $ 1,350,000  $    688,500
---------------------------------------------------------------------------------------------------
 AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                                  3,600,000     3,456,000
---------------------------------------------------------------------------------------------------
 Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08    2,288,000     2,305,160
---------------------------------------------------------------------------------------------------
 Galey & Lord, Inc., 9.125% Sr. Unsec. Sub. Nts., 3/1/08                    3,400,000       799,000
---------------------------------------------------------------------------------------------------
 Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts.,
 Series B, 8/1/08(2,3,6)                                                    4,300,000            --
---------------------------------------------------------------------------------------------------
 Holmes Products Corp.:
 9.875% Sr. Sub. Nts., Series C, 11/15/07                                   1,000,000       235,000
 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07                            2,575,000       601,906
---------------------------------------------------------------------------------------------------
 Levi Strauss & Co., 11.625% Sr. Unsec. Nts., 1/15/08                       3,350,000     2,462,250
---------------------------------------------------------------------------------------------------
 Playtex Products, Inc., 9.375% Sr. Unsec. Sub. Nts., 6/1/11                2,000,000     2,030,000
---------------------------------------------------------------------------------------------------
 Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                       6,800,000     5,236,000
---------------------------------------------------------------------------------------------------
 Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                        6,000,000     4,830,000
---------------------------------------------------------------------------------------------------
 Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(2,3,6)      2,815,000           281
                                                                                       ------------
                                                                                         22,644,097

---------------------------------------------------------------------------------------------------
 Energy--5.6%
 AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(1,3,6)                 2,500,000       250,000
---------------------------------------------------------------------------------------------------
 Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                        2,000,000     1,570,000
---------------------------------------------------------------------------------------------------
 BRL Universal Equipment Corp., 8.875% Sr. Sec. Nts., 2/15/08               3,000,000     2,985,000
---------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp., 8.125% Sr. Unsec. Nts., 4/1/11                    4,200,000     3,969,000
---------------------------------------------------------------------------------------------------
 Clark Refining & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07           4,400,000     3,080,000
---------------------------------------------------------------------------------------------------
 Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                         1,250,000     1,131,250
---------------------------------------------------------------------------------------------------
 Dresser, Inc., 9.375% Sr. Sub. Nts., 4/15/11(1)                            2,000,000     2,000,000
---------------------------------------------------------------------------------------------------
 El Paso Energy Partners LP, 8.50% Sr. Unsec. Sub. Nts., 6/1/11(1)          2,000,000     2,020,000
---------------------------------------------------------------------------------------------------
 Empresa Electrica del Norte Grande SA, 10.50% Sr. Debs., 6/15/05(2)        3,800,000     1,434,500
---------------------------------------------------------------------------------------------------
 Forest Oil Corp., 10.50% Sr. Unsec. Sub. Nts., 1/15/06                     1,250,000     1,315,625
---------------------------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                              5,600,000     5,964,000
---------------------------------------------------------------------------------------------------
 Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08(2)       1,985,000     1,394,462
---------------------------------------------------------------------------------------------------
 Hanover Equipment Trust, 8.50% Sr. Sec. Nts.,
 Trust 2001, Cl. A, 9/1/08(1)                                               1,500,000     1,511,250
---------------------------------------------------------------------------------------------------
 Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts., 8/1/08(1)         6,500,000     6,142,500
---------------------------------------------------------------------------------------------------
 Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp.,
 10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09                             2,150,000     2,289,750
---------------------------------------------------------------------------------------------------
 Lone Star Technologies, Inc., 9% Sr. Sub. Nts., 6/1/11(1)                  3,500,000     2,747,500
---------------------------------------------------------------------------------------------------
 Nuevo Energy Co., 9.375% Sr. Unsec. Sub. Nts., Series B, 10/1/10           2,800,000     2,604,000
---------------------------------------------------------------------------------------------------
 Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                          5,800,000     5,089,500
---------------------------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08           3,780,000     3,940,650
---------------------------------------------------------------------------------------------------
 Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07                 1,330,000     1,326,675
---------------------------------------------------------------------------------------------------
 RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                         11,000,000     9,075,000
---------------------------------------------------------------------------------------------------
 SESI LLC, 8.875% Sr. Unsec. Nts., 5/15/11                                  4,350,000     4,002,000

14 | OPPENHEIMER CHAMPION INCOME FUND

                                                                            Principal  Market Value
                                                                               Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Energy Continued
 Statia Terminals International NV/Statia Terminals (Canada), Inc.,
 11.75% First Mtg. Nts., Series B, 11/15/03(2)                             $1,050,000   $ 1,092,000
---------------------------------------------------------------------------------------------------
 Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                           2,405,000     2,380,950
---------------------------------------------------------------------------------------------------
 Universal Compression Holdings, Inc.,
 0%/9.875% Sr. Disc. Nts., 2/15/08(7)                                       8,000,000     7,160,000
                                                                                        -----------
                                                                                         76,475,612

---------------------------------------------------------------------------------------------------
 Financial--2.2%
 AmeriCredit Corp., 9.875% Gtd. Sr. Nts., 4/15/06                           3,000,000     2,565,000
---------------------------------------------------------------------------------------------------
 AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05(3)               4,000,000     1,540,000
---------------------------------------------------------------------------------------------------
 Armkel Finance, Inc., 9.50% Sr. Sub. Nts., 8/15/09(1)                      3,200,000     3,256,000
---------------------------------------------------------------------------------------------------
 Bank Plus Corp., 12% Sr. Nts., 7/18/07                                       578,000       627,130
---------------------------------------------------------------------------------------------------
 Conseco, Inc., 10.75% Sr. Unsec. Nts., 6/15/08                             3,000,000     2,475,000
---------------------------------------------------------------------------------------------------
 Finova Group, Inc. (The), 7.50% Nts., 11/15/09(8)                          7,900,000     3,099,881
---------------------------------------------------------------------------------------------------
 IStar Financial, Inc., 8.75% Sr. Unsec. Nts., 8/15/08                      5,000,000     4,838,265
---------------------------------------------------------------------------------------------------
 LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/2/07                    2,500,000     2,787,500
---------------------------------------------------------------------------------------------------
 Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(2,3,6)                      600,000            --
---------------------------------------------------------------------------------------------------
 Metris Cos., Inc., 10.125% Sr. Unsec. Nts., 7/15/06                        1,500,000     1,282,500
---------------------------------------------------------------------------------------------------
 Parametric RE Ltd., 8.323% Nts., 11/19/07(1,4)                               600,000       606,324
---------------------------------------------------------------------------------------------------
 Saul (B.F.) Real Estate Investment Trust,
 9.75% Sr. Sec. Nts., Series B, 4/1/08(2)                                   8,000,000     7,840,000
                                                                                        -----------
                                                                                         30,917,600

---------------------------------------------------------------------------------------------------
 Food & Drug--1.2%
 Family Restaurants, Inc.:
 9.75% Sr. Nts., 2/1/02(2,3,6)                                              6,690,000       367,950
 10.875% Sr. Sub. Disc. Nts., 2/1/04(2,3,6)                                   400,000        14,000
---------------------------------------------------------------------------------------------------
 Fleming Cos., Inc.:
 10.125% Sr. Unsec. Nts., 4/1/08                                            3,000,000     3,075,000
 10.625% Sr. Sub. Nts., Series B, 7/31/07                                   5,000,000     4,975,000
---------------------------------------------------------------------------------------------------
 Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                         1,875,000     1,828,125
---------------------------------------------------------------------------------------------------
 Rite Aid Corp., 11.25% Sr. Nts., 7/1/08(1)                                 5,200,000     5,278,000
---------------------------------------------------------------------------------------------------
 Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                     1,260,000     1,315,440
                                                                                        -----------
                                                                                         16,853,515

---------------------------------------------------------------------------------------------------
 Food/Tobacco--2.1%
 Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                  3,000,000     2,400,000
---------------------------------------------------------------------------------------------------
 Canandaigua Brands, Inc., 8.50% Sr. Unsec. Sub. Nts., 3/1/09               1,500,000     1,522,500
---------------------------------------------------------------------------------------------------
 Cott Corp., 9.375% Sr. Nts., 7/1/05                                        3,885,000     3,923,850
---------------------------------------------------------------------------------------------------
 Del Monte Corp., 9.25% Sr. Sub. Nts., 5/15/11(1)                           2,500,000     2,562,500
---------------------------------------------------------------------------------------------------
 Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts., 5/15/07(2)                 1,500,000     1,207,500
---------------------------------------------------------------------------------------------------
 Michael Foods, Inc., 11.75% Sr. Unsec. Sub. Nts., 4/1/11                   2,000,000     2,090,000
---------------------------------------------------------------------------------------------------
 New World Pasta Co., 9.25% Sr. Nts., 2/15/09(2)                              800,000       612,000
---------------------------------------------------------------------------------------------------
 Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                7,115,000     5,158,375


15 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS   Continued

                                                                            Principal  Market Value
                                                                               Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Food/Tobacco Continued
 Sparkling Spring Water Group Ltd.,
 11.50% Sr. Sec. Sub. Nts., 11/15/07(2)                                    $4,025,000   $ 3,038,875
---------------------------------------------------------------------------------------------------
 United Biscuits Finance plc:
 10.625% Sr. Sub. Nts., 4/15/11(1) [EUR]                                    1,000,000       963,065
 10.75% Sr. Sub. Nts., 4/15/11(1) [GBP]                                     1,000,000     1,546,859
---------------------------------------------------------------------------------------------------
 Winn-Dixie Stores, Inc., 8.875% Sr. Nts., 4/1/08                           4,000,000     3,840,000
                                                                                        -----------
                                                                                         28,865,524

---------------------------------------------------------------------------------------------------
 Forest Products/Containers--2.9%
 Ainsworth Lumber, Inc., 12.50% Sr. Nts., 7/15/07(9)                          900,000       733,500
---------------------------------------------------------------------------------------------------
 American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(2,3,6)     1,500,000        30,000
---------------------------------------------------------------------------------------------------
 Applied Extrusion Technologies, Inc., 10.75% Sr. Nts., 7/1/11(1)           2,500,000     2,500,000
---------------------------------------------------------------------------------------------------
 Ball Corp.:
 7.75% Sr. Unsec. Nts., 8/1/06                                              1,500,000     1,507,500
 8.25% Sr. Unsec. Sub. Nts., 8/1/08                                         2,100,000     2,110,500
---------------------------------------------------------------------------------------------------
 Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04                             9,300,000     2,929,500
---------------------------------------------------------------------------------------------------
 Gaylord Container Corp., 9.75% Sr. Unsec. Nts., Series B, 6/15/07          2,200,000     1,661,000
---------------------------------------------------------------------------------------------------
 Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09            1,750,000     1,855,000
---------------------------------------------------------------------------------------------------
 Repap New Brunswick, Inc.:
 9% First Priority Sr. Sec. Nts., 6/1/04                                    1,100,000     1,171,500
 11.50% Sr. Sec. Nts., 6/1/04                                               2,000,000     2,290,000
---------------------------------------------------------------------------------------------------
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                                            2,500,000     2,537,500
 10.875% Sr. Sub. Nts., 4/1/08                                              4,450,000     4,027,250
---------------------------------------------------------------------------------------------------
 SD Warren Co., 14% Unsec. Nts., 12/15/06(9)                                5,946,703     6,437,306
---------------------------------------------------------------------------------------------------
 Stone Container Corp.:
 9.25% Sr. Unsec. Nts., 2/1/08                                              3,000,000     3,037,500
 9.75% Sr. Unsec. Nts., 2/1/11                                              4,000,000     4,060,000
---------------------------------------------------------------------------------------------------
 U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                         4,500,000     3,397,500
                                                                                        -----------
                                                                                         40,285,556

---------------------------------------------------------------------------------------------------
 Gaming/Leisure--6.5%
 Ameristar Casinos, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09              1,000,000     1,020,000
---------------------------------------------------------------------------------------------------
 Aztar Corp., 9% Sr. Sub. Nts., 8/15/11(1)                                  4,000,000     3,880,000
---------------------------------------------------------------------------------------------------
 Capital Gaming International, Inc.,
 11.50% Promissory Nts., 8/1/1995(2,3,6)                                        7,500            --
---------------------------------------------------------------------------------------------------
 Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                              350,000       267,750
---------------------------------------------------------------------------------------------------
 Choctaw Resort Development Enterprise, 9.25% Sr. Nts., 4/1/09(1)           3,000,000     2,985,000
---------------------------------------------------------------------------------------------------
 Coast Hotel & Casinos, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/09            1,750,000     1,688,750
---------------------------------------------------------------------------------------------------
 Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11(1)                               7,000,000     6,335,000
---------------------------------------------------------------------------------------------------
 Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09             4,100,000     4,100,000
---------------------------------------------------------------------------------------------------
 HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                    1,000,000       860,000
---------------------------------------------------------------------------------------------------
 Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07                       4,850,000     4,922,750
---------------------------------------------------------------------------------------------------
 Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07        2,100,000     1,774,500


16 | OPPENHEIMER CHAMPION INCOME FUND

                                                                            Principal  Market Value
                                                                               Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Gaming/Leisure Continued
 Horseshoe Gaming LLC:
 8.625% Sr. Sub. Nts., 5/15/09                                             $4,000,000   $ 3,940,000
 9.375% Sr. Sub. Nts., 6/15/07                                              5,100,000     5,278,500
---------------------------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                   7,145,000     6,394,775
---------------------------------------------------------------------------------------------------
 Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06(2)                            3,725,000     3,631,875
---------------------------------------------------------------------------------------------------
 Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07       8,000,000     7,400,000
---------------------------------------------------------------------------------------------------
 Meristar Hospitality Corp.:
 8.75% Sr. Unsec. Sub. Nts., 8/15/07                                        2,000,000     1,530,000
 9% Sr. Nts., 1/15/08(1)                                                    3,000,000     2,445,000
 9.125% Sr. Nts., 1/15/11(1)                                                1,000,000       795,000
---------------------------------------------------------------------------------------------------
 MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11                      5,500,000     4,977,500
---------------------------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority:
 8.375% Sr. Sub. Nts., 7/1/11(1)                                            3,000,000     3,030,000
 8.75% Sr. Unsec. Sub. Nts., 1/1/09                                         4,850,000     4,922,750
---------------------------------------------------------------------------------------------------
 Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(2,3,6)                          3,900,000            --
---------------------------------------------------------------------------------------------------
 Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(7)                                           3,470,000     2,697,925
 9.25% Sr. Nts., 4/1/06                                                     1,595,000     1,499,300
 9.75% Sr. Nts., 6/15/07                                                    3,750,000     3,562,500
---------------------------------------------------------------------------------------------------
 Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                     1,900,000     1,824,000
---------------------------------------------------------------------------------------------------
 Station Casinos, Inc.:
 9.75% Sr. Sub. Nts., 4/15/07                                               3,650,000     3,376,250
 9.875% Sr. Unsec. Sub. Nts., 7/1/10                                        1,700,000     1,547,000
---------------------------------------------------------------------------------------------------
 Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
 12.25% Mtg. Nts., 11/15/04                                                 2,800,000     2,506,000
                                                                                        -----------
                                                                                         89,192,125

---------------------------------------------------------------------------------------------------
 Healthcare--4.3%
 AdvancePCS, 8.50% Sr. Unsec. Nts., 4/1/08                                  1,500,000     1,518,750
---------------------------------------------------------------------------------------------------
 Amerisource Bergen Corp., 8.125% Sr. Nts., 9/1/08(1)                       7,500,000     7,781,250
---------------------------------------------------------------------------------------------------
 Beverly Enterprises, Inc., 9.625% Sr. Nts., 4/15/09(1)                     3,875,000     4,030,000
---------------------------------------------------------------------------------------------------
 Charles River Laboratories International, Inc.,
 13.50% Sr. Sub. Nts., Series B, 10/1/09                                    2,925,000     3,436,875
---------------------------------------------------------------------------------------------------
 DaVita, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 4/15/11                1,700,000     1,759,500
---------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08               4,350,000     4,317,375
---------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust IV,
 7.875% Trust Preferred Nts., 6/15/11(1)                                    3,000,000     2,985,000
---------------------------------------------------------------------------------------------------
 ICN Pharmaceuticals, Inc.:
 8.75% Sr. Nts., 11/15/08(1)                                                3,000,000     3,438,750
 9.75% Sr. Nts., 11/15/08(1)                                                3,595,000     4,120,733
---------------------------------------------------------------------------------------------------
 King Pharmaceuticals, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09(2)        3,306,000     3,644,865
---------------------------------------------------------------------------------------------------
 Magellan Health Services, Inc.:
 9% Sr. Sub. Nts., 2/15/08                                                  6,500,000     6,012,500
 9.375% Sr. Nts., 11/15/07(1)                                               3,250,000     3,331,250


17 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS   Continued

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Healthcare Continued
 Tenet Healthcare Corp.:
 8% Sr. Nts., 1/15/05                                                      $  125,000   $   133,750
 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08                               750,000       804,375
 8.625% Sr. Sub. Nts., 1/15/07                                              2,500,000     2,631,250
 9.25% Sr. Nts., 9/1/10                                                     2,150,000     2,547,750
---------------------------------------------------------------------------------------------------
 Triad Hospitals, Inc., 8.75% Sr. Unsec. Nts., Series B, 5/1/09             3,850,000     3,965,500
---------------------------------------------------------------------------------------------------
 Unilab Finance Corp., 12.75% Sr. Sub. Nts., 10/1/09                        2,000,000     2,260,000
---------------------------------------------------------------------------------------------------
 VanGuard Health Systems, Inc., 9.75% Sr. Sub. Nts., 8/1/11(1)                550,000       563,750
                                                                                        -----------
                                                                                         59,283,223

---------------------------------------------------------------------------------------------------
 Housing--2.8%
 Blum CB Corp., 11.25% Sr. Unsec. Sub. Nts., 6/15/11(1)                     4,500,000     4,072,500
---------------------------------------------------------------------------------------------------
 D.R. Horton, Inc.:
 7.875% Sr. Nts., 8/15/11                                                   7,000,000     6,387,500
 9.375% Sr. Unsec. Sub. Nts., 3/15/11                                       2,000,000     1,870,000
 9.75% Sr. Sub. Nts., 9/15/10                                               5,000,000     4,875,000
---------------------------------------------------------------------------------------------------
 Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                       3,500,000     3,692,500
---------------------------------------------------------------------------------------------------
 KB Home, 9.50% Sr. Unsec. Sub. Nts., 2/15/11                               7,000,000     6,650,000
---------------------------------------------------------------------------------------------------
 Meritage Corp., 9.75% Sr. Unsec. Nts., 6/1/11                              1,000,000       930,000
---------------------------------------------------------------------------------------------------
 Nortek, Inc.:
 9.125% Sr. Unsec. Nts., Series B, 9/1/07                                   3,400,000     3,128,000
 9.25% Sr. Nts., Series B, 3/15/07                                          3,000,000     2,790,000
 9.875% Sr. Unsec. Sub. Nts., 6/15/11                                       2,500,000     2,175,000
---------------------------------------------------------------------------------------------------
 Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09            1,000,000       370,000
---------------------------------------------------------------------------------------------------
 WCI Communities, Inc., 10.625% Sr. Unsec. Sub. Nts., 2/15/11               1,800,000     1,683,000
                                                                                        -----------
                                                                                         38,623,500

---------------------------------------------------------------------------------------------------
 Information Technology--2.1%
 Amkor Technology, Inc.:
 9.25% Sr. Unsec. Nts., 5/1/06                                              3,500,000     2,852,500
 9.25% Sr. Unsec. Sub. Nts., 2/15/08                                        2,000,000     1,600,000
---------------------------------------------------------------------------------------------------
 ASAT Finance LLC, 12.50% Sr. Unsec. Nts., 11/1/06                          1,300,000       916,500
---------------------------------------------------------------------------------------------------
 Cherokee International LLC, 10.50% Sr. Unsec. Sub. Nts., Series B, 5/1/09  5,000,000     2,850,000
---------------------------------------------------------------------------------------------------
 Chippac International Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B, 8/1/09  1,500,000     1,185,000
---------------------------------------------------------------------------------------------------
 Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
 Series B, 8/1/05(2)                                                          802,000       356,890
---------------------------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                 2,150,000     2,010,250
---------------------------------------------------------------------------------------------------
 Fairchild Semiconductor Corp.:
 10.375% Sr. Unsec. Nts., 10/1/07                                           5,275,000     5,050,812
 10.50% Sr. Unsec. Sub. Nts., 2/1/09                                        4,325,000     4,195,250
---------------------------------------------------------------------------------------------------
 Fisher Scientific International, Inc.:
 9% Sr. Unsec. Sub. Nts., 2/1/08                                            4,190,000     4,179,525
 9% Sr. Unsec. Sub. Nts., 2/1/08                                            1,060,000     1,057,350
---------------------------------------------------------------------------------------------------
 Flextronics International Ltd., 9.875% Sr. Unsec. Sub. Nts., 7/1/10        1,700,000     1,683,000
---------------------------------------------------------------------------------------------------
 Seagate Technology International, Inc.,
 12.50% Sr. Unsec. Sub. Nts., 11/15/07(1)                                   1,000,000     1,000,000
                                                                                        -----------
                                                                                         28,937,077


18 | OPPENHEIMER CHAMPION INCOME FUND

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Manufacturing--2.7%
 Actuant Corp., 13% Sr. Sub. Nts., 5/1/09                                  $2,500,000   $ 2,512,500
---------------------------------------------------------------------------------------------------
 Agco Corp., 9.50% Sr. Unsec. Nts., 5/1/08(1)                               5,600,000     5,488,000
---------------------------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                    2,250,000       998,438
---------------------------------------------------------------------------------------------------
 Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07(2,3)                    1,125,000        95,625
---------------------------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08         1,500,000       825,000
---------------------------------------------------------------------------------------------------
 Exide Corp., 10% Sr. Unsec. Nts., 4/15/05                                  3,150,000     2,173,500
---------------------------------------------------------------------------------------------------
 Great Lakes Dredge & Dock Corp., 11.25% Sr. Sub. Nts., 8/15/08(2)          3,200,000     3,200,000
---------------------------------------------------------------------------------------------------
 Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(2,3)                      9,693,000       436,185
---------------------------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07(2)      2,000,000     1,310,000
---------------------------------------------------------------------------------------------------
 Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(2)                               6,500,000     1,007,500
---------------------------------------------------------------------------------------------------
 International Utility Structures, Inc., 13% Unsec. Sub. Nts., 2/1/08(2)      433,000        86,600
---------------------------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05     3,720,000     3,366,600
---------------------------------------------------------------------------------------------------
 Jordan Industries, Inc.:
 10.375% Sr. Nts., Series B, 8/1/07(2)                                        250,000       188,750
 10.375% Sr. Unsec. Nts., Series D, 8/1/07                                  3,000,000     2,265,000
---------------------------------------------------------------------------------------------------
 Louisiana-Pacific Corp., 10.875% Sr. Sub. Nts., 11/15/08                   2,500,000     2,312,500
---------------------------------------------------------------------------------------------------
 Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08(2)              1,000,000       185,000
---------------------------------------------------------------------------------------------------
 Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07                   2,100,000     1,480,500
---------------------------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts.,
 Series B, 6/15/07                                                          3,385,000     2,894,175
---------------------------------------------------------------------------------------------------
 Terex Corp.:
 8.875% Sr. Unsec. Sub. Nts., 4/1/08                                          700,000       640,500
 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                              2,000,000     1,830,000
 10.375% Sr. Unsec. Sub. Nts., Series B, 4/1/11                             3,000,000     2,895,000
---------------------------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03                         1,075,000     1,010,500
                                                                                        -----------
                                                                                         37,201,873

---------------------------------------------------------------------------------------------------
 Media/Entertainment: Broadcasting--1.5%
 Allbritton Communications Co., 8.875% Sr. Sub. Nts.,
 Series B, 2/1/08                                                           1,250,000     1,243,750
---------------------------------------------------------------------------------------------------
 AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06(2,9)        463,800       503,223
---------------------------------------------------------------------------------------------------
 Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08                  2,400,000     2,280,000
---------------------------------------------------------------------------------------------------
 Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts.,
 Series B, 3/15/09                                                          4,000,000     3,600,000
---------------------------------------------------------------------------------------------------
 Radio One, Inc., 8.875% Sr. Sub. Nts., 7/1/11(1)                           2,500,000     2,475,000
---------------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc.:
 9% Sr. Unsec. Sub. Nts., 7/15/07                                           2,000,000     1,810,000
 10% Sr. Sub. Nts., 9/30/05                                                 2,000,000     1,920,000
---------------------------------------------------------------------------------------------------
 Spanish Broadcasting System, Inc., 9.625% Sr. Sub. Nts., 11/1/09           5,500,000     4,867,500
---------------------------------------------------------------------------------------------------
 Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                    2,200,000     1,815,000
                                                                                        -----------
                                                                                         20,514,473


19 | OPPENHEIMER CHAMPION INCOME FUND


STATEMENT OF INVESTMENTS   Continued

                                                                            Principal  Market Value
                                                                               Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Media/Entertainment: Cable/Wireless Video--8.6%
 Adelphia Communications Corp.:
 7.875% Sr. Unsec. Nts., 5/1/09                                           $ 1,740,000  $  1,418,100
 8.125% Sr. Nts., Series B, 7/15/03                                         5,000,000     4,725,000
 9.375% Sr. Nts., 11/15/09                                                    500,000       430,000
 10.25% Sr. Unsec. Sub. Nts., 6/15/11                                       9,500,000     8,312,500
 10.875% Sr. Unsec. Nts., 10/1/10                                           7,700,000     6,891,500
---------------------------------------------------------------------------------------------------
 Charter Communications Holdings LLC/Charter
 Communications Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(7)                                 14,150,000     9,162,125
 0%/11.75% Sr. Disc. Nts., 5/15/11(1)                                      12,000,000     6,660,000
 8.25% Sr. Unsec. Nts., 4/1/07                                              2,000,000     1,800,000
 10% Sr. Nts., 4/1/09                                                       3,700,000     3,579,750
 10.75% Sr. Unsec. Nts., 10/1/09                                           11,200,000    11,200,000
 11.125% Sr. Unsec. Nts., 1/15/11                                           2,000,000     2,035,000
---------------------------------------------------------------------------------------------------
 Classic Cable, Inc.:
 9.375% Sr. Sub. Nts., Series B, 8/1/09(3,6)                                  500,000       187,500
 10.50% Sr. Sub. Nts., 3/1/10(3)                                            5,175,000     1,940,625
---------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc,
 0%/10.75% Sr. Disc. Nts., 2/15/07(7)                                       2,050,000       645,750
---------------------------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                800,000       492,000
---------------------------------------------------------------------------------------------------
 Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(2,7)       2,400,000       324,000
---------------------------------------------------------------------------------------------------
 EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts., 10/1/07                15,000,000    15,225,000
---------------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                         9,000,000     8,842,500
---------------------------------------------------------------------------------------------------
 EchoStar II Sinking Fund, 8.25% Bonds, 11/9/01(2)                             65,588        65,589
---------------------------------------------------------------------------------------------------
 Insight Communications Co., Inc., 0%/12.25% Sr. Disc. Nts., 2/15/11(7)     4,000,000     2,140,000
---------------------------------------------------------------------------------------------------
 Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09          2,000,000     2,070,000
---------------------------------------------------------------------------------------------------
 Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Nts., 1/15/13(1)            4,600,000     4,588,500
---------------------------------------------------------------------------------------------------
 NTL Communications Corp.:
 0%/9.75% Sr. Unsec. Nts., Series B, 4/15/09(7) [GBP]                      14,625,000     5,696,006
 0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(7)                           4,200,000     1,407,000
 9.875% Sr. Unsec. Nts., Series B, 11/15/09 [EUR]                           5,200,000     2,142,877
 11.50% Sr. Unsec. Nts., Series B, 10/1/08                                  4,000,000     2,020,000
---------------------------------------------------------------------------------------------------
 NTL, Inc.:
 0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(7) [GBP]                3,765,000     1,770,695
 10% Sr. Nts., Series B, 2/15/07                                            1,000,000       480,000
---------------------------------------------------------------------------------------------------
 Telewest Communications plc:
 0%/9.25% Sr. Disc. Nts., 4/15/09(7)                                        8,000,000     2,860,000
 0%/9.875% Sr. Disc. Nts., 4/15/09(7) [GBP]                                 7,200,000     3,597,826
 11.25% Sr. Nts., 11/1/08                                                   4,910,000     3,216,050
---------------------------------------------------------------------------------------------------
 Telewest Finance (Jersey) Ltd., 6% Cv. Sr. Bonds, 7/7/05(1)                  500,000       278,125
---------------------------------------------------------------------------------------------------
 United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
 Series B, 2/15/08(7)                                                       5,810,000     1,423,450
---------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV:
 0%/13.375% Sr. Unsec. Disc. Nts., Series B, 11/1/09(7)                     4,800,000       312,000
 10.875% Sr. Nts., 8/1/09 [EUR]                                               250,000        24,475
 10.875% Sr. Unsec. Nts., Series B, 8/1/09                                  4,300,000       623,500
 11.25% Sr. Nts., Series B, 11/1/09 [EUR]                                   3,000,000       293,701
                                                                                       ------------
                                                                                        118,881,144


20 | OPPENHEIMER CHAMPION INCOME FUND

                                                                            Principal  Market Value
                                                                               Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Media/Entertainment: Diversified Media--2.8%
 Ackerley Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 1/15/09         $ 2,700,000   $ 2,173,500
---------------------------------------------------------------------------------------------------
 AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                8,000,000     7,000,000
---------------------------------------------------------------------------------------------------
 Carmike Cinemas, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 2/1/09(3,6)    6,750,000     4,556,250
---------------------------------------------------------------------------------------------------
 IPC Magazines Group plc:
 0%/10.75% Bonds, 3/15/08(7) [GBP]                                          3,800,000     5,389,390
 9.625% Bonds, 3/15/08(2) [GBP]                                             2,500,000     4,060,046
---------------------------------------------------------------------------------------------------
 Key3Media Group, Inc., 11.25% Sr. Sub. Nts., 6/15/11                       5,000,000     3,425,000
---------------------------------------------------------------------------------------------------
 Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08          4,050,000     2,976,750
---------------------------------------------------------------------------------------------------
 Penton Media, Inc., 10.375% Sr. Sub. Nts., 6/15/11(1)                      6,950,000     4,204,750
---------------------------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09               1,500,000     1,523,411
---------------------------------------------------------------------------------------------------
 WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp.,
 12.75% Sr. Sub. Nts., 11/15/09                                             3,800,000     3,667,000
                                                                                        -----------
                                                                                         38,976,097

---------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications--4.9%
 360networks, Inc.:
 13% Sr. Unsec. Nts., 5/1/08(2,3) [EUR]                                     1,700,000           464
 13% Sr. Unsec. Nts., 5/1/08(2,3)                                           2,000,000        15,000
---------------------------------------------------------------------------------------------------
 Allegiance Telecom, Inc., 0%/11.75% Sr. Unsec. Disc. Nts.,
 Series B, 2/15/08(7)                                                       6,950,000     2,606,250
---------------------------------------------------------------------------------------------------
 Charter Communications Holdings LLC/Charter Communications
 Holdings Capital Corp., 9.625% Sr. Unsec. Nts., 11/15/09(1)                2,000,000     1,910,000
---------------------------------------------------------------------------------------------------
 COLO.com, Inc., 13.875% Sr. Nts., 3/15/10(2,3,6)                           3,300,000       544,500
---------------------------------------------------------------------------------------------------
 COLT Telecom Group plc:
 0%/12% Sr. Unsec. Disc. Nts., 12/15/06(7)                                  2,000,000     1,410,000
 7.625% Bonds, 7/31/08 [DEM]                                                5,000,000     1,117,520
---------------------------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd.,
 11.20% Sr. Unsec. Disc. Debs., 11/15/07                                    1,600,000     1,112,000
---------------------------------------------------------------------------------------------------
 Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                 2,225,000       456,125
---------------------------------------------------------------------------------------------------
 Covad Communications Group, Inc.,
 0%/13.50% Sr. Disc. Nts., 3/15/08(3,6,7)                                   6,400,000       800,000
---------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc, 11.75% Sr. Disc. Nts., 12/15/05         10,665,000     4,425,975
---------------------------------------------------------------------------------------------------
 Dobson Communications Corp., 10.875% Sr. Unsec. Nts., 7/1/10               2,250,000     2,311,875
---------------------------------------------------------------------------------------------------
 Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07(2)                             5,000,000     1,775,000
---------------------------------------------------------------------------------------------------
 ESAT Telecom Group plc, 11.875% Sr. Unsec. Unsub. Nts., 11/1/09 [EUR]      2,000,000     2,228,392
---------------------------------------------------------------------------------------------------
 Exodus Communications, Inc.:
 10.75% Sr. Nts., 12/15/09(3) [EUR]                                         4,000,000       428,029
 11.25% Sr. Nts., 7/1/08(3)                                                   500,000        56,875
---------------------------------------------------------------------------------------------------
 FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(2,7)       4,750,000       261,250
---------------------------------------------------------------------------------------------------
 FLAG Telecom Holdings Ltd., 11.625% Sr. Nts., 3/30/10 [EUR]                1,000,000       318,745
---------------------------------------------------------------------------------------------------
 Focal Communications Corp.:
 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(7)                               2,000,000       250,000
 11.875% Sr. Unsec. Nts., Series B, 1/15/10                                 2,200,000       451,000


21 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS   Continued

                                                                            Principal  Market Value
                                                                               Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications Continued
 Global Crossing Holdings Ltd., 8.70% Sr. Unsec. Nts., 8/1/07             $ 2,200,000   $   935,000
---------------------------------------------------------------------------------------------------
 Global TeleSystems, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06(3) [EUR]        3,150,000       430,306
---------------------------------------------------------------------------------------------------
 Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10                               2,000,000       370,000
---------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 0%/12.25% Sr. Disc. Nts.,
 Series B, 3/1/09(7)                                                        7,800,000     6,747,000
---------------------------------------------------------------------------------------------------
 Jazztel plc, 13.25% Sr. Unsec. Nts., 12/15/09 [EUR]                        2,800,000       815,987
---------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc.,
 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(7)                               13,800,000       552,000
---------------------------------------------------------------------------------------------------
 KPNQwest BV, 8.875% Sr. Nts., 2/1/08(2) [EUR]                              4,000,000     1,857,828
---------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(7)                                       9,000,000     2,385,000
 0%/12.875% Sr. Unsec. Disc. Nts., 3/15/10(7)                               2,000,000       410,000
 9.125% Sr. Unsec. Nts., 5/1/08                                             1,500,000       633,750
 11.25% Sr. Unsec. Nts., 3/15/10                                            5,000,000     2,175,000
---------------------------------------------------------------------------------------------------
 McLeodUSA, Inc.:
 8.125% Sr. Unsec. Nts., 2/15/09                                            1,700,000       429,250
 8.375% Sr. Nts., 3/15/08                                                     600,000       153,000
 11.375% Sr. Nts., 1/1/09                                                   2,000,000       590,000
---------------------------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc.:
 10% Sr. Nts., 12/15/09                                                     1,000,000       125,000
 10% Sr. Unsec. Nts., Series B, 11/15/08                                    5,000,000       625,000
---------------------------------------------------------------------------------------------------
 Metromedia International Group, Inc.,
 10.50% Sr. Unsec. Disc. Nts., 9/30/07(2,4)                                 6,003,990     2,131,416
---------------------------------------------------------------------------------------------------
 MGC Communications, Inc./Mpower Holding Corp.,
 13% Sr. Unsec. Nts., 4/1/10                                                3,500,000       927,500
---------------------------------------------------------------------------------------------------
 Netia Holdings BV:
 0%/11% Sr. Disc. Nts., 11/1/07(7) [DEM]                                    2,000,000        55,876
 0%/11.25% Sr. Disc. Nts., Series B, 11/1/07(7)                             1,970,000       147,750
---------------------------------------------------------------------------------------------------
 Netia Holdings II BV, 13.125% Sr. Nts., Series B, 6/15/09                  5,220,000       443,700
---------------------------------------------------------------------------------------------------
 NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10(3,6)          4,600,000       851,000
---------------------------------------------------------------------------------------------------
 Ntelos, Inc., 13% Sr. Nts., 8/15/10(2)                                     5,000,000     3,725,000
---------------------------------------------------------------------------------------------------
 NTL Communications Corp., 11.875% Sr. Nts., 10/1/10                        3,000,000     1,522,500
---------------------------------------------------------------------------------------------------
 NTL, Inc., 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(7)            700,000       225,750
---------------------------------------------------------------------------------------------------
 OpTel, Inc., 13% Sr. Nts., Series B, 2/15/05(2,3,6)                        5,000,000     2,025,000
---------------------------------------------------------------------------------------------------
 Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(2,3,6)                  4,000,000       460,000
---------------------------------------------------------------------------------------------------
 PSINet, Inc.:
 10.50% Sr. Unsec. Nts., 12/1/06(3) [EUR]                                   4,250,000       222,552
 11% Sr. Nts., 8/1/09(3)                                                    3,150,000       204,750
---------------------------------------------------------------------------------------------------
 RCN Corp.:
 0%/9.80% Sr. Disc. Nts., Series B, 2/15/08(7)                              1,097,000       235,855
 10.125% Sr. Unsec. Nts., 1/15/10                                           1,571,000       541,995
---------------------------------------------------------------------------------------------------
 Rhythms NetConnections, Inc., 14% Sr. Unsec. Nts., Series B, 2/15/10(3)    2,000,000       110,000
---------------------------------------------------------------------------------------------------
 RSL Communications plc:
 10.50% Sr. Unsec. Nts., 11/5/08(2,3)                                       2,250,000        90,000
 12.875% Sr. Unsec. Nts., 3/1/10(2,3,6)                                     2,000,000        80,000
---------------------------------------------------------------------------------------------------
 Tele1 Europe BV, 11.875% Sr. Nts., 12/1/09 [EUR]                           3,700,000       572,830


22 | OPPENHEIMER CHAMPION INCOME FUND

                                                                            Principal  Market Value
                                                                               Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications Continued
 Telewest Communications plc, 11% Sr. Disc. Debs., 10/1/07                $ 5,675,000   $ 3,632,000
---------------------------------------------------------------------------------------------------
 Teligent, Inc., 11.50% Sr. Nts., 12/1/07(2,3)                              2,250,000        11,250
---------------------------------------------------------------------------------------------------
 Time Warner Telecom LLC/Time Warner Telecom, Inc.,
 9.75% Sr. Nts., 7/15/08                                                    3,300,000     2,095,500
---------------------------------------------------------------------------------------------------
 Time Warner Telecom, Inc., 10.125% Sr. Unsec. Sub. Nts., 2/1/11            1,000,000       655,000
---------------------------------------------------------------------------------------------------
 Versatel Telecom International NV, 11.875% Sr. Nts., 7/15/09               2,500,000       562,500
---------------------------------------------------------------------------------------------------
 Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08(3)                             3,200,000        24,000
---------------------------------------------------------------------------------------------------
 Williams Communications Group, Inc., 11.70% Sr. Unsec. Nts., 8/1/08        4,000,000     1,680,000
---------------------------------------------------------------------------------------------------
 Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(2,3,6)              4,500,000        56,250
---------------------------------------------------------------------------------------------------
 XO Communications, Inc.:
 9% Sr. Unsec. Nts., 3/15/08                                                1,700,000       297,500
 9.625% Sr. Nts., 10/1/07                                                   3,773,000       698,005
 10.75% Sr. Unsec. Nts., 11/15/08                                           4,500,000       877,500
                                                                                        -----------
                                                                                         66,876,100

---------------------------------------------------------------------------------------------------
 Media/Entertainment: Wireless Communications--10.7%
 AirGate PCS, Inc., 0%/13.50% Sr. Sub. Disc. Nts., 10/1/09(7)               2,400,000     1,536,000
---------------------------------------------------------------------------------------------------
 Alamosa Delaware, Inc., 12.50% Sr. Unsec. Nts., 2/1/11                     2,800,000     2,506,000
---------------------------------------------------------------------------------------------------
 American Cellular Corp., 9.50% Sr. Sub. Nts., 10/15/09                     5,000,000     4,675,000
---------------------------------------------------------------------------------------------------
 American Tower Corp., 9.375% Sr. Nts., 2/1/09                             10,100,000     8,509,250
---------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc. Nts., 10/1/07(2,3,7)   4,749,000         5,936
---------------------------------------------------------------------------------------------------
 Centennial Cellular Corp., 10.75% Sr. Sub. Nts., 12/15/08                  3,200,000     2,768,000
---------------------------------------------------------------------------------------------------
 Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(7)                                      4,300,000     2,494,000
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(7)                              5,635,000     4,395,300
 9% Sr. Nts., 5/15/11                                                       1,000,000       835,000
 9.375% Sr. Nts., 8/1/11                                                    5,500,000     4,675,000
---------------------------------------------------------------------------------------------------
 CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(7)            2,525,000       637,563
---------------------------------------------------------------------------------------------------
 Horizon PCS, Inc., 0%/14% Sr. Unsec. Sub. Nts., 10/1/10(7)                 6,700,000     2,713,500
---------------------------------------------------------------------------------------------------
 IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts., 7/15/10(7)                       3,600,000     1,818,000
---------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc., 12.50% Sr. Nts., 4/15/10                3,750,000     2,456,250
---------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                 3,500,000     2,152,500
---------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.:
 0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(2,7) [CAD]                   4,405,000     1,066,603
 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(7)                                    5,500,000     1,622,500
 0%/14% Sr. Disc. Nts., Series B, 6/1/06(7)                                 3,525,000     1,744,875
---------------------------------------------------------------------------------------------------
 Millicom International Cellular SA, 13.50% Sr. Disc. Nts., 6/1/06          2,000,000     1,290,000
---------------------------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 0%/9.75% Sr. Disc. Nts., 10/31/07(7)                                         500,000       291,250
 0%/9.95% Sr. Disc. Nts., 2/15/08(7)                                        1,250,000       665,625
 0%/10.65% Sr. Disc. Nts., 9/15/07(7)                                       1,000,000       602,500
 9.375% Sr. Unsec. Nts., 11/15/09                                           3,000,000     1,867,500
---------------------------------------------------------------------------------------------------
 Nextel Partners, Inc., 11% Sr. Unsec. Nts., 3/15/10                        1,000,000       662,500
---------------------------------------------------------------------------------------------------
 Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(1)                              11,900,000    13,685,000


23 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS   Continued

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Media/Entertainment: Wireless Communications Continued
 ORBCOMM Global LP/ORBCOMM Capital Corp.,
 14% Sr. Nts., 8/15/04(2,3,6)                                             $ 2,890,000  $     50,575
---------------------------------------------------------------------------------------------------
 Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(2,7)        3,315,000     1,077,375
---------------------------------------------------------------------------------------------------
 Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(7)          3,500,000     1,382,500
---------------------------------------------------------------------------------------------------
 Polska Telefoniz Cyfrowa International Financial II SA,
 11.25% Sr. Sub. Nts., 12/1/09 [EUR]                                        2,200,000     1,803,186
---------------------------------------------------------------------------------------------------
 Price Communications Wireless, Inc.:
 9.125% Sr. Sec. Nts., Series B, 12/15/06                                   2,000,000     2,050,000
 11.75% Sr. Sub. Nts., 7/15/07                                              2,800,000     2,926,000
---------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08              2,000,000     1,950,000
---------------------------------------------------------------------------------------------------
 SBA Communications Corp.:
 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(7)                                   13,445,000     9,478,725
 10.25% Sr. Unsec. Nts., 2/1/09                                            10,500,000     8,452,500
---------------------------------------------------------------------------------------------------
 Spectrasite Holdings, Inc.:
 0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(7)                                3,000,000       885,000
 0%/12% Sr. Disc. Nts., 7/15/08(7)                                          4,100,000     1,619,500
 10.75% Sr. Unsec. Nts., Series B, 3/15/10                                    300,000       196,500
---------------------------------------------------------------------------------------------------
 TeleCorp PCS, Inc.:
 0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(7)                          2,000,000     1,170,000
 10.625% Sr. Unsec. Sub. Nts., 7/15/10                                      6,000,000     5,310,000
---------------------------------------------------------------------------------------------------
 Tritel PCS, Inc.:
 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(7)                           3,400,000     1,904,000
 10.375% Sr. Sub. Nts., 1/15/11                                             8,000,000     6,840,000
---------------------------------------------------------------------------------------------------
 Triton PCS, Inc.:
 0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(7)                               3,000,000     2,527,500
 9.375% Sr. Unsec. Sub. Nts., 2/1/11                                        4,200,000     4,126,500
---------------------------------------------------------------------------------------------------
 US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc. Nts.,
 Series B, 11/1/09(7)                                                       7,200,000     3,780,000
---------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09             21,500,000    24,295,000
                                                                                       ------------
                                                                                        147,500,513

---------------------------------------------------------------------------------------------------
 Metals/Minerals--2.3%
 AK Steel Corp., 7.875% Sr. Unsec. Nts., 2/15/09                            3,000,000     2,820,000
---------------------------------------------------------------------------------------------------
 Better Minerals & Aggregates Co., 13% Sr. Unsec. Sub. Nts., 9/15/09          600,000       459,000
---------------------------------------------------------------------------------------------------
 California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B, 4/1/09 2,300,000     2,035,500
---------------------------------------------------------------------------------------------------
 Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07(3)                2,325,000       244,125
---------------------------------------------------------------------------------------------------
 Century Aluminum Co., 11.75% Sr. Sec. Nts., 4/15/08(1)                     4,000,000     3,940,000
---------------------------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08          2,700,000     1,633,500
---------------------------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03             7,500,000     5,362,500
---------------------------------------------------------------------------------------------------
 Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(7)             3,000,000     1,125,000
---------------------------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07(2)                                  5,745,000     4,739,625
---------------------------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09            9,500,000     3,657,500
---------------------------------------------------------------------------------------------------
 United States Steel LLC, 10.75% Sr. Nts., 8/1/08                           6,600,000     6,171,000
                                                                                       ------------
                                                                                         32,187,750


24 | OPPENHEIMER CHAMPION INCOME FUND

                                                                            Principal  Market Value
                                                                               Amount    See Note 1
---------------------------------------------------------------------------------------------------
 Retail--1.2%
 Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(2,7)              $ 7,000,000   $ 4,585,000
---------------------------------------------------------------------------------------------------
 Elizabeth Arden, Inc., 11.75% Sr. Sec. Nts., Series B, 2/1/11              2,500,000     2,362,500
---------------------------------------------------------------------------------------------------
 Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08(2)  2,000,000       650,000
---------------------------------------------------------------------------------------------------
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                                 3,500,000     2,992,500
---------------------------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                         1,025,000       876,375
---------------------------------------------------------------------------------------------------
 Ingram Micro, Inc., 9.875% Sr. Sub. Nts., 8/15/08(1)                       5,000,000     4,600,000
                                                                                        -----------
                                                                                         16,066,375

---------------------------------------------------------------------------------------------------
 Service--6.5%
 Allied Waste North America, Inc.:
 7.875% Sr. Unsec. Nts., Series B, 1/1/09                                   1,000,000       975,000
 8.875% Sr. Sec. Nts., 4/1/08(1)                                           10,000,000    10,250,000
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                13,500,000    13,567,500
---------------------------------------------------------------------------------------------------
 American Plumbing & Mechanical, Inc.,
 11.625% Sr. Sub. Nts., Series B, 10/15/08                                  4,500,000     4,207,500
---------------------------------------------------------------------------------------------------
 AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(2,7)                    750,000        54,375
---------------------------------------------------------------------------------------------------
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                           1,675,000     1,040,594
---------------------------------------------------------------------------------------------------
 Brand Scaffold Service, Inc., 10.25% Sr. Unsec. Nts., 2/15/08              4,000,000     3,600,000
---------------------------------------------------------------------------------------------------
 Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                         5,600,000     1,372,000
---------------------------------------------------------------------------------------------------
 Coinstar, Inc., 13% Sr. Disc. Nts., 10/1/06(2)                             1,150,000     1,150,000
---------------------------------------------------------------------------------------------------
 Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07                  1,080,000       815,400
---------------------------------------------------------------------------------------------------
 Great Lakes Dredge & Dock Corp.,
 11.25% Sr. Unsec. Sub. Nts., 8/15/08                                       3,245,000     3,261,225
---------------------------------------------------------------------------------------------------
 Integrated Electrical Services, Inc.:
 9.375% Sr. Sub. Nts., 2/1/09                                               3,500,000     3,097,500
 9.375% Sr. Sub. Nts., Series B, 2/1/09                                     2,400,000     2,124,000
---------------------------------------------------------------------------------------------------
 Iron Mountain, Inc., 8.625% Sr. Unsec. Sub. Nts., 4/1/13                   4,000,000     4,060,000
---------------------------------------------------------------------------------------------------
 IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09(2)           3,300,000     2,986,500
---------------------------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09(2)         6,000,000     5,490,000
---------------------------------------------------------------------------------------------------
 Lamar Advertising Co., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                2,500,000     2,512,500
---------------------------------------------------------------------------------------------------
 Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2, 8/13/10(2)           7,500,000     5,587,500
---------------------------------------------------------------------------------------------------
 Protection One, Inc./Protection One Alarm Monitoring, Inc.,
 7.375% Sr. Unsec. Nts., 8/15/05                                            2,400,000     1,836,000
---------------------------------------------------------------------------------------------------
 Stericycle, Inc., 12.375% Sr. Unsec. Sub. Nts., Series B, 11/15/09         3,300,000     3,580,500
---------------------------------------------------------------------------------------------------
 Stewart Enterprises, Inc., 10.75% Sr. Sub. Nts., 7/1/08(1)                 4,800,000     5,112,000
---------------------------------------------------------------------------------------------------
 Tribasa Toll Road Trust I, 10.50% Asset-Backed Securities,
 Series 1993-A, 12/1/11(2)                                                    801,612       482,971
---------------------------------------------------------------------------------------------------
 United Rentals, Inc.:
 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                              2,200,000     1,947,000
 10.75% Sr. Unsec. Nts., 4/15/08(1)                                         7,000,000     6,965,000
---------------------------------------------------------------------------------------------------
 URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                          4,000,000     4,060,000
                                                                                        -----------
                                                                                         90,135,065


25 | OPPENHEIMER CHAMPION INCOME FUND


STATEMENT OF INVESTMENTS   Continued

                                                                            Principal   Market Value
                                                                               Amount     See Note 1
----------------------------------------------------------------------------------------------------
 Transportation--2.4%
 America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                     $ 2,000,000 $    1,210,000
----------------------------------------------------------------------------------------------------
 Amtran, Inc.:
 9.625% Nts., 12/15/05                                                      1,800,000        909,000
 10.50% Sr. Nts., 8/1/04                                                    7,700,000      3,888,500
----------------------------------------------------------------------------------------------------
 Atlas Air, Inc.:
 9.375% Sr. Unsec. Nts., 11/15/06                                           2,000,000      1,190,000
 10.75% Sr. Nts., 8/1/05                                                       60,000         38,700
----------------------------------------------------------------------------------------------------
 AutoNation, Inc., 9% Bonds, 8/1/08(1)                                      2,500,000      2,412,500
----------------------------------------------------------------------------------------------------
 Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06(10)    1,250,000      1,118,750
----------------------------------------------------------------------------------------------------
 Delco Remy International, Inc., 11% Sr. Sub. Nts., 5/1/09(1)               1,000,000      1,000,000
----------------------------------------------------------------------------------------------------
 Dura Operating Corp.:
 9% Sr. Sub. Nts., 5/1/09(1)                                                4,000,000      3,380,000
 9% Sr. Sub. Nts., Series B, 5/1/09                                         4,200,000      3,549,000
 9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                                   2,200,000      1,642,903
----------------------------------------------------------------------------------------------------
 Hayes Lemmerz International, Inc., 11.875% Sr. Nts., 6/15/06(1)            3,850,000      2,059,750
----------------------------------------------------------------------------------------------------
 Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06               1,250,000        206,250
----------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 11.725% first priority ship mtg. sr. sec. nts.,
 7/15/05 and one warrant to purchase five shares of common stock)(2,4,11)   3,500,000      2,030,000
----------------------------------------------------------------------------------------------------
 Navigator Gas Transport plc, 10.50% First Priority Ship
 Mtg. Nts., 6/30/07(1)                                                      3,800,000      1,729,000
----------------------------------------------------------------------------------------------------
 Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07   1,000,000        525,000
----------------------------------------------------------------------------------------------------
 Teekay Shipping Corp., 8.875% Sr. Nts., 7/15/11(1)                         1,500,000      1,477,500
----------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04(3)              4,500,000      4,702,500
                                                                                      --------------
                                                                                          33,069,353

----------------------------------------------------------------------------------------------------
 Utility--2.5%
 AES Corp. (The):
 8.75% Sr. Unsec. Unsub. Nts., 6/15/08                                      4,500,000      3,903,750
 8.875% Sr. Unsec. Nts., 2/15/11                                            2,000,000      1,700,000
 9.375% Sr. Unsec. Nts., 9/15/10                                            1,900,000      1,643,500
----------------------------------------------------------------------------------------------------
 AES Drax Energy Ltd.:
 11.25% Sr. Sec. Bonds, 8/30/10 [GBP]                                       2,000,000      3,020,234
 11.50% Sr. Sec. Sub. Nts., 8/30/10                                         1,250,000      1,243,750
----------------------------------------------------------------------------------------------------
 AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,
 8.875% Sr. Nts., 5/20/11(1)                                                  800,000        808,000
----------------------------------------------------------------------------------------------------
 Azurix Corp., 10.75% Sr. Unsec. Nts., Series B, 2/15/10                    1,200,000      1,212,000
----------------------------------------------------------------------------------------------------
 Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series B, 12/15/09      1,500,000      1,417,500
----------------------------------------------------------------------------------------------------
 Calpine Corp., 8.50% Sr. Unsec. Nts., 2/15/11                              3,000,000      2,913,396
----------------------------------------------------------------------------------------------------
 CMS Energy Corp.:
 8.50% Sr. Nts., 4/15/11                                                    1,000,000        978,862
 8.90% Sr. Nts., 7/15/08                                                    1,500,000      1,501,199
 9.875% Sr. Unsec. Nts., 10/15/07(8)                                        7,500,000      7,762,553
----------------------------------------------------------------------------------------------------
 El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11         2,000,000      2,266,000
----------------------------------------------------------------------------------------------------
 Southern California Edison Co., 7.20% Nts., 11/3/03(3)                     5,000,000      4,375,000
                                                                                      --------------
                                                                                          34,745,744
                                                                                      --------------
 Total Corporate Bonds and Notes (Cost $1,455,094,799)                                 1,131,189,496

26 | OPPENHEIMER CHAMPION INCOME FUND

                                                                                       Market Value
                                                                               Shares    See Note 1
===================================================================================================
 Preferred Stocks--3.2%

 AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(2,9)                    120,939   $     1,209
---------------------------------------------------------------------------------------------------
 BankUnited Capital Trust, 10.25% Capital Securities, 12/31/26(2)             750,000       684,375
---------------------------------------------------------------------------------------------------
 CSC Holdings, Inc., 11.125% Cum., Series M, Non-Vtg.(9)                        6,829       698,265
---------------------------------------------------------------------------------------------------
 Doane Pet Care Co., 14.25% Jr. Sub. Debs., Non-Vtg.(2,6)                     100,000     2,975,000
---------------------------------------------------------------------------------------------------
 Dobson Communications Corp.:
 12.25% Sr. Exchangeable, Non-Vtg.(9)                                           3,942     3,597,075
 13% Sr. Exchangeable, Non-Vtg.(9)                                              9,362     8,636,445
---------------------------------------------------------------------------------------------------
 e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(2,9)               721            72
---------------------------------------------------------------------------------------------------
 Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
 Series B, Non-Vtg.(2,6)                                                       15,000       228,750
---------------------------------------------------------------------------------------------------
 Earthwatch, Inc., 12% Cv. Sr., Series C, Non-Vtg.(2)                          58,513        14,628
---------------------------------------------------------------------------------------------------
 Fidelity Federal Bank, 12% Non-Cum. Exchangeable,
 Series A, Non-Vtg.(2)                                                             30           787
---------------------------------------------------------------------------------------------------
 Global Crossing Holdings Ltd., 10.50% Sr. Exchangeable, Non-Vtg.(9)           20,000       405,000
---------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(2,6,9)                       3,727            56
---------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 13.50% Exchangeable, Series B(9)              3,174     3,340,635
---------------------------------------------------------------------------------------------------
 Nebco Evans Holdings, Inc., 11.25% Sr
 Redeemable Exchangeable, Non-Vtg.(2,6,9)                                      30,310         3,789
---------------------------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 11.125% Exchangeable, Series E, Non-Vtg.(9)                                    6,116     2,645,170
 13% Cum. Sr. Unsec., Series D(9)                                                   2           106
---------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(9)           413     3,562,125
---------------------------------------------------------------------------------------------------
 PRIMEDIA, Inc.:
 8.625% Exchangeable, Series H, Non-Vtg                                        79,950     3,217,988
 9.20% Exchangeable, Series F, Non-Vtg.(2)                                     22,500       905,625
---------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(9)                  6,506     5,253,595
---------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc.:
 13.75% Exchangeable, Non-Vtg.(2)                                                  47        71,675
 13.75% Exchangeable, Series B, Non-Vtg.(2,9)                                     100       152,500
---------------------------------------------------------------------------------------------------
 Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A(2)             26,250     2,657,813
---------------------------------------------------------------------------------------------------
 Supermarkets General Holdings Corp., $3.52 Exchangeable(2,6,9)                22,624            23
---------------------------------------------------------------------------------------------------
 World Access, Inc., Cv. Sr., Series D, Non-Vtg.(2,6)                             506         1,518
---------------------------------------------------------------------------------------------------
 WorldCom, Inc., $8.63 Cum. Cv., Series F(1)                                  200,000     4,750,000
                                                                                        -----------
 Total Preferred Stocks (Cost $72,465,630)                                               43,804,224


27 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS   Continued

                                                                                       Market Value
                                                                               Shares    See Note 1
==================================================================================================
 Common Stocks--0.4%

 Adelphia Business Solutions, Inc.(6)                                           1,605    $    1,701
---------------------------------------------------------------------------------------------------
 Aurora Foods, Inc.(2,6)                                                       77,926       155,462
---------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp.(6)                                                   607,713     3,433,578
---------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp.(2,6)                                                 325,000     1,744,438
---------------------------------------------------------------------------------------------------
 Geotek Communications, Inc., Series B (Escrowed)(2,6)                          1,665         4,995
---------------------------------------------------------------------------------------------------
 ICO Global Communication Holdings Ltd.(6)                                     79,703       175,347
---------------------------------------------------------------------------------------------------
 OpTel, Inc., Non-Vtg.(2,6)                                                     3,815            38
---------------------------------------------------------------------------------------------------
 Premier Holdings Ltd.(2,6)                                                   288,828            --
---------------------------------------------------------------------------------------------------
 Purina Mills, Inc.(6)                                                          2,634        58,475
---------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc., Cl. C(2,6)                                            3,700        16,650
---------------------------------------------------------------------------------------------------
 Siena Holdings, Inc.(6)                                                       17,058        20,129
---------------------------------------------------------------------------------------------------
 WRC Media Corp.(2,6)                                                           8,794            88
                                                                                         ----------
 Total Common Stocks (Cost $7,028,547)                                                    5,610,901

                                                                                Units
===================================================================================================
 Rights, Warrants and Certificates--0.2%

 ASAT Finance LLC Wts., Exp. 11/1/06(2,6)                                       2,000       101,000
---------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc. Wts., Exp. 10/1/07(2,6)                             1,649            16
---------------------------------------------------------------------------------------------------
 Charles River Laboratories International, Inc. Wts., Exp. 10/1/09(2,6)         4,500        90,000
---------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp. Wts.:
 Exp. 1/23/03(2,6)                                                             58,503            --
 Exp. 1/23/03(2,6)                                                             30,983            --
 Exp. 9/1/04(2,6)                                                              91,000            --
 Exp. 5/1/05(2,6)                                                              69,612            --
---------------------------------------------------------------------------------------------------
 COLO.com, Inc. Wts., Exp. 3/15/10(2,6)                                         3,300            33
---------------------------------------------------------------------------------------------------
 Concentric Network Corp. Wts., Exp. 12/15/07(2,6)                              2,320         1,392
---------------------------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08(2,6)                          5,000         4,375
---------------------------------------------------------------------------------------------------
 Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08(2,6)                        3,450            --
---------------------------------------------------------------------------------------------------
 Diva Systems Corp. Wts., Exp. 3/1/08(2,6)                                      6,000            60
---------------------------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05(2,6)                             725         2,175
---------------------------------------------------------------------------------------------------
 Equinix, Inc. Wts., Exp. 12/1/07(2,6)                                          5,000       100,625
---------------------------------------------------------------------------------------------------
 Golden State Bancorp, Inc. Litigation Wts.(6)                                 58,176        73,302
---------------------------------------------------------------------------------------------------
 Grand Union Co. Wts., Exp. 8/17/03(2,6)                                           94            --
---------------------------------------------------------------------------------------------------
 Horizon PCS, Inc. Wts., Exp. 10/1/10(2,6)                                      6,700       335,837
---------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05(2,6)                              17,655           177
---------------------------------------------------------------------------------------------------
 ICO Global Communication Holdings Ltd. Wts.:
 Exp. 5/16/06(2,6)                                                             19,990           999
 Exp. 5/16/06(6)                                                                   30             6
---------------------------------------------------------------------------------------------------
 In-Flight Phone Corp. Wts., Exp. 8/31/02(2,6)                                  1,600            --
---------------------------------------------------------------------------------------------------
 Insilco Corp. Wts., Exp. 8/15/07(2,6)                                          3,390            34


28 | OPPENHEIMER CHAMPION INCOME FUND

                                                                                               Market Value
                                                                                   Shares        See Note 1
===========================================================================================================
 Rights, Warrants and Certificates Continued

 International Utility Structures, Inc. Wts., Exp. 2/1/03(2,6)                        300    $           --
-----------------------------------------------------------------------------------------------------------
 Internet Commerce & Communications, Inc. Wts., Exp. 7/3/03(2,6)                   12,145                61
-----------------------------------------------------------------------------------------------------------
 IPCS, Inc. Wts., Exp. 6/15/10(2,6)                                                 3,600           180,450
-----------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(2,6)                                 7,885               394
-----------------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc. Wts., Exp. 4/15/10(2,6)                          2,000            80,250
-----------------------------------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(2,6)                          1,390                 1
-----------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(2,6)                          2,565                26
-----------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(2,6)                                3,200                32
-----------------------------------------------------------------------------------------------------------
 Ntelos, Inc. Wts., Exp. 8/15/10(2,6)                                               5,000            25,625
-----------------------------------------------------------------------------------------------------------
 Pathmark Stores, Inc. Wts., Exp. 9/19/10(6)                                      100,000           844,000
-----------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc. Wts., Exp. 6/1/06
 (cv. into Metromedia International Group, Inc.)(2,6)                               3,500               175
-----------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/31/03
 (cv. into Metromedia International Group, Inc.)(2,6)                                 200                 2
-----------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc., 14% Sr. Disc. Nts. Wts., Exp. 3/31/03
 (cv. into Metromedia International Group, Inc.)(2,6)                               3,500                35
-----------------------------------------------------------------------------------------------------------
 Protection One, Inc. Wts.:
 Exp. 11/1/03(2,6)                                                                 28,000                --
 Exp. 6/30/05(2,6)                                                                 15,200               760
-----------------------------------------------------------------------------------------------------------
 R&B Falcon Corp. Wts., Exp. 5/1/09(1,6)                                            7,000         1,314,075
-----------------------------------------------------------------------------------------------------------
 Republic Technologies International LLC Wts., Exp. 7/15/09(2,6)                    3,000                30
-----------------------------------------------------------------------------------------------------------
 Telergy, Inc. Wts., Exp. 9/25/10(2,6)                                              8,077                81
-----------------------------------------------------------------------------------------------------------
 Telus Corp. Wts., Exp. 9/15/05(6)                                                  2,159            21,590
                                                                                             --------------
 Total Rights, Warrants and Certificates (Cost $750,946)                                          3,177,618

                                                                                Principal
                                                                                   Amount
===========================================================================================================
 Structured Instruments--0.5%

 Bear Stearns Cos., Inc. (The), High Yield Index Medium-Term Nts.,
 6%, 2/14/02 (Cost $8,000,000)                                                 $8,000,000         7,548,000

===========================================================================================================
 Repurchase Agreements--9.6%

 Repurchase agreement with PaineWebber, Inc., 3.25%, dated 9/28/01, to be repurchased at $132,155,783 on 10/1/01, collateralized by
 Federal Home Loan Mortgage Corp., 6%-6.50%, 4/1/16-9/1/31,
 with a value of $77,442,124 and Federal National Mortgage Assn.,
 6%-6.50%, 4/1/31-6/1/31, with a value of $57,535,448 (Cost $132,120,000)     132,120,000       132,120,000
-----------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $1,720,881,032)                                   98.2%    1,355,231,554
-----------------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                      1.8        24,160,569
                                                                              -----------------------------
 Net Assets                                                                         100.0%   $1,379,392,123
                                                                              =============================

29 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS   Continued


Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

CAD     Canadian Dollar         EUR     Euro
DEM     German Mark             GBP     British Pound Sterling

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $191,308,563 or 13.87% of the Fund's net assets as of September 30, 2001.
2. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
3. Issuer is in default.
4. Represents the current interest rate for a variable or increasing rate security.
5. Zero coupon bond reflects the effective yield on the date of purchase.
6. Non-income-producing security.
7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
8. Securities with an aggregate market value of $4,522,608 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
9. Interest or dividend is paid in kind.
10. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
11. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2001. There were no affiliate securities held by the Fund as of September 30, 2001. Transactions during the period in which the the issuer was an affiliate are as follows:

                               Shares/Units                      Shares/Units
                                  Sept. 30,     Gross      Gross    Sept. 30,  Dividend
                                       2000 Additions Reductions         2001    Income
---------------------------------------------------------------------------------------
 Stocks and Warrants
 CGA Group Ltd., Series A, Vtg.     196,698    30,316    227,014           --  $738,702
 CGA Group Ltd. Wts., Exp. 6/16/07  130,000        --    130,000           --        --
                                                                               --------
                                                                               $738,702
                                                                               ========

See accompanying Notes to Financial Statements.

30 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2001


==================================================================================
 Assets

 Investments, at value (cost $1,720,881,032)
 --see accompanying statement                                       $1,355,231,554
----------------------------------------------------------------------------------
 Cash                                                                    5,830,914
----------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                      77,284
----------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                                 35,895,337
 Investments sold                                                        3,863,018
 Shares of beneficial interest sold                                      1,684,367
 Other                                                                       4,914
                                                                    --------------
 Total assets                                                        1,402,587,388

==================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                  11,965,297
 Shares of beneficial interest redeemed                                  5,642,004
 Dividends                                                               3,357,549
 Distribution and service plan fees                                        926,155
 Closed foreign currency contracts                                         843,870
 Shareholder reports                                                       199,154
 Daily variation on futures contracts                                       76,200
 Trustees' compensation                                                      8,860
 Transfer and shareholder servicing agent fees                                 591
 Other                                                                     175,585
                                                                    --------------
 Total liabilities                                                      23,195,265

==================================================================================
 Net Assets                                                         $1,379,392,123
                                                                    ==============

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                    $1,892,068,865
----------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                   4,316,199
----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investments and
 foreign currency transactions                                        (150,906,628)
----------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments
 and translation of assets and liabilities denominated in
 foreign currencies                                                   (366,086,313)
                                                                    --------------
 Net Assets                                                         $1,379,392,123
                                                                    ==============

31 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $670,206,697 and 74,496,890 shares of beneficial interest
 outstanding)                                                                $9.00
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                 $9.45
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $515,269,816 and 57,344,260 shares of beneficial interest
 outstanding)                                                                $8.99
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $192,898,167 and 21,465,843 shares of beneficial interest
 outstanding)                                                                $8.99
----------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,017,443 and 113,059 shares of beneficial interest
 outstanding)                                                                $9.00



See accompanying Notes to Financial Statements.

32 | OPPENHEIMER CHAMPION INCOME FUND

 STATEMENT OF operations For the Year Ended September 30, 2001

==================================================================================
 Investment Income

 Interest                                                            $ 153,926,052
----------------------------------------------------------------------------------
 Dividends:
 Unaffiliated companies                                                  7,430,013
 Affiliated companies                                                      738,702
                                                                     -------------
 Total income                                                          162,094,767

==================================================================================
 Expenses

 Management fees                                                         8,818,045
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 1,728,146
 Class B                                                                 5,398,656
 Class C                                                                 2,094,465
 Class N                                                                       477
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                           1,998,952
----------------------------------------------------------------------------------
 Shareholder reports                                                       753,355
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                78,288
----------------------------------------------------------------------------------
 Trustees' compensation                                                     47,039
----------------------------------------------------------------------------------
 Other                                                                     236,219
                                                                     -------------
 Total expenses                                                         21,153,642
 Less reduction to custodian expenses                                      (39,561)
                                                                     -------------
 Net expenses                                                           21,114,081

==================================================================================
 Net Investment Income                                                 140,980,686

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments:
   Unaffiliated companies                                              (93,649,133)
   Affiliated companies                                                   (449,227)
 Closing of futures contracts                                           (3,487,104)
 Foreign currency transactions                                          (2,877,149)
                                                                     -------------
 Net realized gain (loss)                                             (100,462,613)

----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                          (192,530,590)
 Translation of assets and liabilities denominated
 in foreign currencies                                                   4,750,325
                                                                     -------------
 Net change                                                           (187,780,265)
                                                                     -------------
 Net realized and unrealized gain (loss)                              (288,242,878)

==================================================================================
 Net Decrease in Net Assets Resulting from Operations                $(147,262,192)

 See accompanying Notes to Financial Statements.

33 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,                                                             2001               2000
=============================================================================================================
 Operations

 Net investment income (loss)                                               $  140,980,686     $  138,988,498
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                     (100,462,613)       (29,482,052)
-------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                         (187,780,265)       (67,877,770)
                                                                            ---------------------------------
 Net increase (decrease) in net assets resulting from operations              (147,262,192)        41,628,676

=============================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                       (72,235,016)       (68,261,573)
 Class B                                                                       (51,508,631)       (49,411,814)
 Class C                                                                       (19,872,190)       (21,319,152)
 Class N                                                                           (18,804)                --
-------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                                --         (4,516,186)
 Class B                                                                                --         (3,573,923)
 Class C                                                                                --         (1,583,562)
 Class N                                                                                --                 --

=============================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                       137,019,128         48,104,208
 Class B                                                                        90,127,744         43,255,033
 Class C                                                                        23,103,128        (23,677,453)
 Class N                                                                         1,104,309                 --

=============================================================================================================
 Net Assets

 Total decrease                                                                (39,542,524)       (39,355,746)
-------------------------------------------------------------------------------------------------------------
 Beginning of period                                                         1,418,934,647      1,458,290,393
                                                                            ---------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $4,316,199 and $3,890,472, respectively]              $1,379,392,123     $1,418,934,647
                                                                            =================================

See accompanying Notes to Financial Statements.

34 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS

 Class A  Year Ended September 30,                       2001            2000            1999            1998            1997
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $11.00          $11.84          $12.18          $13.49          $12.92
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   1.03(1)         1.15            1.10            1.09            1.15
 Net realized and unrealized gain (loss)                (1.97)(1)        (.76)           (.25)          (1.11)            .57
                                                       ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                   (.94)            .39             .85            (.02)           1.72
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (1.06)          (1.15)          (1.10)          (1.05)          (1.15)
 Tax return of capital distribution                        --              --              --            (.04)             --
 Distributions from net realized gain                      --            (.08)           (.09)           (.20)             --
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (1.06)          (1.23)          (1.19)          (1.29)          (1.15)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 9.00          $11.00          $11.84          $12.18          $13.49
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                    (9.19)%          3.42%           7.15%          (0.49)%         13.96%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $670,207        $672,817        $675,395        $572,354        $502,211
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $696,332        $681,335        $644,839        $567,689        $425,258
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                  10.14%(1)       10.02%           9.01%           8.18%           8.75%
 Expenses                                                1.07%           1.05%           1.06%           1.06%(4)        1.10%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   47%             34%             47%            100%            136%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                          $ 1.06
Net realized and unrealized gain (loss)         (2.00)
Net investment income ratio                     10.42%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

35 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS  Continued


 Class B  Year Ended September 30,                        2001            2000            1999            1998            1997
==============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                   $10.98          $11.83          $12.17          $13.48          $12.91
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .96(1)         1.06            1.01             .99            1.05
 Net realized and unrealized gain (loss)                 (1.97)(1)        (.77)           (.25)          (1.11)            .57
                                                        ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                   (1.01)            .29             .76            (.12)           1.62
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     (.98)          (1.06)          (1.01)           (.95)          (1.05)
 Tax return of capital distribution                         --              --              --            (.04)             --
 Distributions from net realized gain                       --            (.08)           (.09)           (.20)             --
                                                        ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                          (.98)          (1.14)          (1.10)          (1.19)          (1.05)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 8.99          $10.98          $11.83          $12.17          $13.48
                                                        ======================================================================

==============================================================================================================================
 Total Return, at Net Asset Value(2)                     (9.81)%          2.54%           6.36%          (1.25)%         13.10%

==============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $515,270        $534,309        $530,619        $388,572        $238,505
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $540,165        $534,106        $475,049        $326,804        $151,197
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                    9.40%(1)        9.25%           8.25%           7.42%           7.89%
 Expenses                                                 1.82%           1.80%           1.81%           1.81%(4)        1.86%(4)
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    47%             34%             47%            100%            136%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                           $  .98
Net realized and unrealized gain (loss)          (1.99)
Net investment income ratio                       9.68%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

36 | OPPENHEIMER CHAMPION INCOME FUND

 Class C  Year Ended September 30,                    2001               2000            1999            1998               1997
================================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period               $10.98             $11.83          $12.17          $13.48             $12.91
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .96(1)            1.06            1.01             .99               1.05
 Net realized and unrealized gain (loss)             (1.97)(1)           (.77)           (.25)          (1.11)               .57
                                                    ----------------------------------------------------------------------------
 Total income (loss) from
 investment operations                               (1.01)               .29             .76            (.12)              1.62
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.98)             (1.06)          (1.01)           (.95)             (1.05)
 Tax return of capital distribution                     --                 --              --            (.04)                --
 Distributions from net realized gain                   --               (.08)           (.09)           (.20)                --
                                                    ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.98)             (1.14)          (1.10)          (1.19)             (1.05)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 8.99             $10.98          $11.83          $12.17             $13.48
                                                    ============================================================================

================================================================================================================================
 Total Return, at Net Asset Value(2)                 (9.82)%             2.52%           6.35%          (1.25)%            13.12%

================================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $192,898           $211,809        $252,277        $224,439           $181,025
--------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $208,439           $230,954        $246,416        $210,338           $143,363
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                9.40%(1)           9.23%           8.25%           7.42%              7.98%
 Expenses                                             1.82%              1.80%           1.81%           1.81%(4)           1.86%(4)
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                47%                34%             47%            100%               136%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                           $  .98
Net realized and unrealized gain (loss)          (1.99)
Net investment income ratio                       9.68%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

37 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

                                                     Period Ended
 Class N                                    September 30, 2001(1)
=================================================================
 Per Share Operating Data

 Net asset value, beginning of period                      $10.75
-----------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                        .57(2)
 Net realized and unrealized gain (loss)                    (1.75)(2)
                                                           ------
 Total income (loss) from investment operations             (1.18)
-----------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.57)
 Tax return of capital distribution                            --
 Distributions from net realized gain                          --
                                                           ------
 Total dividends and/or distributions to shareholders        (.57)
-----------------------------------------------------------------
 Net asset value, end of period                            $ 9.00
                                                           ======

=================================================================
 Total Return, at Net Asset Value(3)                       (11.29)%

=================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                  $1,017
-----------------------------------------------------------------
 Average net assets (in thousands)                           $330
-----------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                       9.72%(2)
 Expenses                                                    1.07%
-----------------------------------------------------------------
 Portfolio turnover rate                                       47%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                           $  .58
Net realized and unrealized gain (loss)          (1.76)
Net investment income ratio                      10.00%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

38 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Champion Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high level of current income by investing in a diversified portfolio of high yield, lower rated fixed income securities that the Fund's investment Manager, OppenheimerFunds, Inc. (the Manager), believes do not involve undue risk.
   The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2001, the market value of these securities comprised 0.5% of the Fund's net assets and resulted in unrealized losses in the current period of $452,000. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

39 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2001, securities with an aggregate market value of $32,429,502, representing 2.35% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                  Expiring
                  --------------------------------------
                      2008                   $19,623,850
                      2009                    30,381,616
                                             -----------
                     Total                   $50,005,466
                                             ===========

40 | OPPENHEIMER CHAMPION INCOME FUND

   As of September 30, 2001, the Fund had approximately $81,471,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $3,556,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect an increase in undistributed net investment income of $3,079,682. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $2,647,897 decrease to cost of securities and a corresponding $2,647,897 decrease in net unrealized depreciation, based on securities held as of December 31, 2000. For the year ended September 30, 2001, interest income decreased by $4,095,927, net realized loss on investments decreased by $1,251,977, and the change in net unrealized depreciation on investments decreased by $2,843,950.

41 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended September 30, 2001(1)     Year Ended September 30, 2000
                                Shares                Amount         Shares             Amount
----------------------------------------------------------------------------------------------
 Class A
 Sold                       39,442,915         $ 401,578,105     29,544,630      $ 339,392,312
 Dividends and/or
 distributions reinvested    5,325,482            53,601,798      4,523,835         51,606,288
 Redeemed                  (31,454,613)         (318,160,775)   (29,909,682)      (342,894,392)
                           -------------------------------------------------------------------
 Net increase (decrease)    13,313,784         $ 137,019,128      4,158,783      $  48,104,208
                           ===================================================================

----------------------------------------------------------------------------------------------
 Class B
 Sold                       17,664,312         $ 180,719,544     14,972,628      $ 171,870,311
 Dividends and/or
 distributions reinvested    3,179,559            31,963,856      2,880,099         32,832,346
 Redeemed                  (12,144,439)         (122,555,656)   (14,058,202)      (161,447,624)
                           -------------------------------------------------------------------
 Net increase (decrease)     8,699,432         $  90,127,744      3,794,525      $  43,255,033
                           ===================================================================

----------------------------------------------------------------------------------------------
 Class C
 Sold                        7,983,980         $  81,736,328      5,136,471      $  58,990,167
 Dividends and/or
 distributions reinvested    1,120,545            11,271,825      1,198,780         13,699,506
 Redeemed                   (6,920,960)          (69,905,025)    (8,375,534)       (96,367,126)
                           -------------------------------------------------------------------
 Net increase (decrease)     2,183,565         $  23,103,128     (2,040,283)     $ (23,677,453)
                           ===================================================================

----------------------------------------------------------------------------------------------
 Class N
 Sold                          111,244         $   1,087,923             --      $          --
 Dividends and/or
 distributions reinvested        2,062                18,751             --                 --
 Redeemed                         (247)               (2,365)            --                 --
                           -------------------------------------------------------------------
 Net increase (decrease)       113,059         $   1,104,309             --      $          --
                           ===================================================================

1. For the year ended September 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.

42 | OPPENHEIMER CHAMPION INCOME FUND

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $775,336,926 and $606,157,319, respectively.

As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,737,405,774 was:

          Gross unrealized appreciation                 $  31,264,744
          Gross unrealized depreciation                  (413,438,964)
                                                        -------------
          Net unrealized appreciation (depreciation)    $(382,174,220)
                                                        =============


================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.70% of the first $250 million of average annual net assets of the Fund, 0.65% of the next $250 million, 0.60% of the next $500 million and 0.55% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 2001, was an annualized rate of 0.61%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate       Class A  Commissions    Commissions    Commissions       Commissions
                       Front-End     Front-End   on Class A     on Class B     on Class C        on Class C
                   Sales Charges Sales Charges       Shares         Shares         Shares            Shares
                      on Class A   Retained by  Advanced by    Advanced by    Advanced by       Advanced by
Year Ended                Shares   Distributor  Distributor(1) Distributor(1) Distributor(1)    Distributor(1)
--------------------------------------------------------------------------------------------------------------
 September 30, 2001   $2,635,011      $707,163     $243,492     $5,189,622       $579,142            $9,756

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                        Class A           Class B            Class C            Class N
                     Contingent        Contingent         Contingent         Contingent
                       Deferred          Deferred           Deferred           Deferred
                  Sales Charges     Sales Charges      Sales Charges      Sales Charges
                    Retained by       Retained by        Retained by        Retained by
 Year Ended         Distributor       Distributor        Distributor        Distributor
---------------------------------------------------------------------------------------
 September 30, 2001     $18,507        $1,263,289            $67,879                $--

43 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $1,728,146, all of which were paid by the Distributor to recipients, and included $92,913 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

44 | OPPENHEIMER CHAMPION INCOME FUND

Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                                     Distributor's
                                                      Distributor's      Aggregate
                                                          Aggregate   Unreimbursed
                                                       Unreimbursed  Expenses as %
                     Total Payments  Amount Retained       Expenses  of Net Assets
                         Under Plan   by Distributor     Under Plan       of Class
-----------------------------------------------------------------------------------
 Class B Plan            $5,398,656       $4,351,019    $26,218,407            5.09%
 Class C Plan             2,094,465          451,169      5,128,691            2.66
 Class N Plan                   477              459         21,493            2.11


================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2001, the Fund had outstanding foreign currency contracts as follows:

                            Expiration         Contract    Valuation as of     Unrealized
 Contract Description             Date    Amount (000s)     Sept. 30, 2001   Appreciation
-----------------------------------------------------------------------------------------
 Contracts to Sell
 Canadian Dollar [CAD]          1/3/02         CAD2,925         $1,848,578        $77,284

45 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2001, the Fund had outstanding futures contracts as follows:

                                                                         Unrealized
                            Expiration     Number of Valuation as of   Appreciation
 Contract Description            Dates     Contracts  Sept. 30, 2001 (Depreciation)
-----------------------------------------------------------------------------------
 Contracts to Purchase
 Crude Oil                    10/22/01           120     $2,811,600       $(398,400)
 Contracts to Sell
 S&P 500 Index                12/20/01            30      7,827,750        (174,000)
                                                                          ---------
                                                                          $(572,400)
                                                                          =========

46 | OPPENHEIMER CHAMPION INCOME FUND

================================================================================
7. Illiquid or Restricted Securities
As of September 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2001, was $106,621,592, which represents 7.73% of the Fund's net assets, of which $1,906,413 is considered restricted. Information concerning restricted securities is as follows:

                                                                          Unrealized
                            Acquisition               Valuation as of   Appreciation
 Security                         Dates          Cost  Sept. 30, 2001 (Depreciation)
------------------------------------------------------------------------------------
 Stocks and Warrants
 Aurora Foods, Inc.             9/18/00    $       --      $  155,462      $ 155,462
 Chesapeake Energy Corp.        6/27/00     2,419,069       1,744,438       (674,631)
 Geotek Communications, Inc.,
 Series B (Escrowed)             1/4/01         6,660           4,995         (1,665)
 World Access, Inc., Cv. Sr.,
 Series D, Non-Vtg.             2/14/00       700,000           1,518       (698,482)


================================================================================
8. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at September 30, 2001.

47 | OPPENHEIMER CHAMPION INCOME FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Champion Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Champion Income Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Champion Income Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
October 19, 2001

48 | OPPENHEIMER CHAMPION INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends paid by the Fund during the fiscal year ended September 30, 2001, which are not designated as capital gain distributions should be multiplied by 5.39% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


49 | OPPENHEIMER CHAMPION INCOME FUND

OPPENHEIMER CHAMPION INCOME FUND


==================================================================================
 Officers and Trustees    James C. Swain, Trustee, CEO and Chairman of the Board
                          John V. Murphy, Trustee and President
                          William L. Armstrong, Trustee
                          Robert G. Avis, Trustee
                          George C. Bowen, Trustee
                          Edward L. Cameron, Trustee
                          Jon S. Fossel, Trustee
                          Sam Freedman, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          F. William Marshall, Jr., Trustee
                          David P. Negri, Vice President
                          Thomas P. Reedy, Vice President
                          Robert G. Zack, Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer

==================================================================================
 Investment Advisor       OppenheimerFunds, Inc.

==================================================================================
 Distributor              OppenheimerFunds Distributor, Inc.

 ==================================================================================
 Transfer and Shareholder OppenheimerFunds Services
 Servicing Agent

==================================================================================
 Custodian of             The Bank of New York
 Portfolio Securities

==================================================================================
 Independent Auditors     Deloitte & Touche LLP

==================================================================================
 Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                          Oppenheimer funds are distributed by OppenheimerFunds
                          Distributor, Inc., 498 Seventh Avenue, New York, NY 10018.

                          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

50 | OPPENHEIMER CHAMPION INCOME FUND

OPPENHEIMERFUNDS FAMILY

 Global Equity          Developing Markets Fund                 Global Fund
                        International Small Company Fund        Quest Global Value Fund
                        Europe Fund                             Global Growth & Income Fund
                        International Growth Fund
=======================================================================================================
 Equity                 Stock                                   Stock & Bond
                        Emerging Technologies Fund              Quest Opportunity Value Fund
                        Emerging Growth Fund                    Total Return Fund
                        Enterprise Fund                         Quest Balanced Value Fund
                        Discovery Fund                          Capital Income Fund
                        Main Street(R)Small Cap Fund            Multiple Strategies Fund
                        Small Cap Value Fund                    Disciplined Allocation Fund
                        MidCap Fund                             Convertible Securities Fund
                        Main Street(R)Opportunity Fund          Specialty
                        Growth Fund                             Real Asset Fund(R)
                        Capital Appreciation Fund               Gold & Special Minerals Fund
                        Main Street(R)Growth & Income Fund
                        Value Fund
                        Quest Capital Value Fund
                        Trinity Large Cap Growth Fund(1)
                        Trinity Core Fund
                        Trinity Value Fund
=======================================================================================================
 Income                 Taxable                                 Municipal
                        International Bond Fund                 California Municipal Fund(4)
                        High Yield Fund                         New Jersey Municipal Fund(4)
                        Champion Income Fund                    New York Municipal Fund(4)
                        Strategic Income Fund                   Pennsylvania Municipal Fund(4)
                        Bond Fund                               Municipal Bond Fund
                        Senior Floating Rate Fund               Intermediate Municipal Fund
                        U.S. Government Trust
                        Limited-Term Government Fund
                        Capital Preservation Fund(2)
                        Rochester Division
                        Rochester National Municipals(3)
                        Rochester Fund Municipals
                        Limited Term New York Municipal Fund
=======================================================================================================
 Select Managers        Stock                                   Stock & Bond
                        Mercury Advisors Focus Growth Fund      QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II(5)
                        Jennison Growth Fund
                        Salomon Brothers Capital Fund
                        Mercury Advisors S&P 500(R)Index Fund(2)
=======================================================================================================
 Money Market(6)        Money Market Fund                       Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

51 | OPPENHEIMER CHAMPION INCOME FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPCHX   Class B: OCHBX   Class C: OCHCX   Class N: OCHNX


1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.



                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0190.001.0901  November 29, 2001